Certain information contained in this document, marked by [*****], has been omitted because it is (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

Other Transaction for Prototype Agreement
Between
The United States Air Force
[*****]

and

JOBY AERO, Inc.
333 Encinal St
Santa Cruz, CA 95060-2132
[*****]
Agreement No: FA8614-22-9-0003 P00009

Purchase Request Number: [*****]

Line of Accounting: [*****]

Total Agreement amount including all options: $131,576,894.00 (+$55,412,810.00)

Total Amount of Agreement: $34,431,270.00 (+$9,564,270.00)

Total Funds Obligated: $34,431,270.00 (+$9,564,270.00)

Authority: 10 U.S.C. § 4022

Effective Date of Award: Date of Agreements Officer Signature

This is a Bilateral Modification is entered into between the United States of America, hereinafter called the Government, represented by The United States Air Force (USAF) and Joby Aero, Inc. hereinafter called the Performer, pursuant to Article III B of Agreement FA8614-22-9-0003. The purpose of this modification is Joby Phase 3 Beddown which adds Aircraft 1-9 (e.g., site activation, flight readiness reports, flight test data and reliability reports, etc.), fixed simulator and support, pilot training, maintenance training, Section 848 ETP compliance work, and media as described in Attachment 1 – Statement of Work and Attachment 6 - Beddown. This modification adds Attachment 6 and establishes ALINs: [*****]. The total agreement amount has increased from $24,867,000.00 to $34,431,270.00 and obligation amount has increased from $24,867,000.00 to $34,431,270.00. Additionally, Articles XXVI, XXVII and XXVIII were added; and Articles I, II, V, VI, and Attachment 1 was modified to support the Joby Phase 3 Beddown Modification. All other terms and conditions remained unchanged.

FOR JOBY AERO, INC.             FOR THE GOVERNMENT
                        UNITED STATES AIR FORCE

/s/ JoeBen Bevirt                /s/ [*****]
(Signature and Date)    (Signature and Date)

JoeBen Bevirt     [*****]
Chief Executive Officer     Agreements Officer
Joby Aero, Inc.     [*****]
UNCLASSIFIED

UNCLASSIFIED

UNCLASSIFIED

ARTICLE I: Scope of the Agreement
A.Background

This Agreement is a Small Business Innovation Research (SBIR) Phase III award. The Program was set forth in the Joby Aero Proposal dated 04 October 2021 and subsequent updated Price Proposal and SOW dated 04 January 2022, copies of which are in possession of both parties. The referenced Statement of Work (SOW) at initial agreement award and follow on modification is attached hereto as Attachment 1, 5, and 6. The scope of this agreement includes [*****]. The scope of work includes, but is not limited to:
●[*****]
●[*****]
●[*****]
●[*****]
●[*****]
●[*****]

B.Definitions

In this Agreement, the following definitions apply:

Agreement: The body of this Agreement and all Attachments, which are expressly incorporated in and made a part of the Agreement.

Agreements Officer (AO): The person identified by the Government in this Agreement authorized to enter into, administer, or terminate this Agreement.

Agreements Officer’s Representative (AOR): The individual designated by the Government on a per project basis to monitor all technical aspects; the AOR shall only assist in agreement administration of the specific project to the extent expressly delegated such administration authority in writing in this agreement by the responsible Agreements Officer.

Background IP: All discoveries, innovations, Know-How and inventions, whether patentable or not, including computer software, recognized under U.S. law as intellectual creations to which rights of ownership accrue, including, but not limited to, patents, trade secrets, mask works, and copyrights owned by Performer prior to the date of this Agreement or acquired, made, conceived, developed or reduced to practice by or for Performer outside of the performance of this Agreement.

Business Days or Working Day: Every official working day of the week and do not include weekends or U.S. Federal holidays.
Contracting Activity: Means an element of an agency designated by the agency head and delegated broad authority regarding acquisition functions. It also means elements, or another agency designated by the director of a defense agency which has been delegated contracting authority through its agency charter.

Data: Recorded information, regardless of form or method of recording, which includes but is not limited to, technical data, software, maskworks, and trade secrets. The term does not include financial, administrative, cost, pricing or management information and does not include subject inventions, included in Article VII.

Date of Completion: The date on which all work is completed or the date on which the period of performance ends.
UNCLASSIFIED

Deliverables: The tangible materials, items, information or any Services outputs, reports and/or results (including any related documentation) to be delivered by the Performer, to the Government, pursuant to a Statement of Work in consideration for payment of the price.

Effective Date: Means the date when this Agreement is signed and executed by the Agreements Officer for the Government.

Foreign Firm or Institution: A firm or institution organized or existing under the laws of a country other than the United States, its territories, or possessions. The term includes, for purposes of this Agreement, any agency or instrumentality of a foreign Government; and firms, institutions or business organizations which are owned or substantially controlled by foreign Governments, firms, institutions, or individuals.
Government: The United States of America, as represented by The United States Air Force (USAF).
Government-Furnished Equipment/Property: Equipment is a tangible item needed for the performance of an agreement. Furthermore, equipment is not intended for sale, and does not lose its identity or become a component of an article when put in use. Property in the possession of, or directly acquired by the Government and subsequently furnished to the contractor for the purpose of the agreement.
Know-How: All information including, but not limited to discoveries, formulas, materials, inventions, processes, ideas, approaches, concepts, techniques, methods, software, programs, documentation, procedures, firmware, hardware, technical data, specifications, devices, apparatus and machines.
Other Transactions Agreement (OTA): The term commonly used to refer to the 10 USC 4022 authority to enter into transactions other than contracts, grants or cooperative agreements. The Department of Defense (DoD) currently has authority to make awards that are directly relevant to enhancing the mission effectiveness of military personnel and the supporting platforms, systems, components, or materials proposed to be acquired or developed by the Department of Defense, or to improvement of platforms, systems, components, or materials in use by the armed forces. OTAs are acquisition instruments that generally, are not subject to the federal laws and regulations governing procurement (FAR based) contracts. As such, they are not required to comply with the Federal Acquisition Regulation (FAR), its supplements (i.e. DFARS) or laws that are limited in applicability to procurement contracts.

Party/Parties: Includes, collectively, the Government (represented by The United States Air Force) and the Performer.

Performer: The Contractor, Joby Aero, Inc., henceforth referred to as the contractor, performer, Joby, or Joby Aviation.
Program: Research and development being conducted by the Performer, as set forth in Attachment 1, Statement of Work (SOW) and the SOW’s subsequent Attachments 5 and 6.
Project: The total work to be conducted by the Performer pursuant to the Statement of Work.
Property: Any tangible personal property other than property actually consumed during the execution of work under this agreement. For purposes of this article, "property" does not include the deliverable prototype, which is the aircraft
UNCLASSIFIED

availability reports, digital engineering reports, and technical and commercialization reports.
Payable Milestones: Means a structured schedule of observable achievements on the critical path to experiment success with a fixed amount to be paid to the Performer at the start and/or end of each milestone, assuming each milestone entry and/or exit criteria has been met.
Signatory Authority: Refers to the individual that has the authority to legally bind a Party to an agreement.
Technology: Discoveries, innovations, Know-How and inventions, whether patentable or not, including computer software, recognized under U.S. law as intellectual creations to which rights of ownership accrue, including, but not limited to, patents, trade secrets, mask works, and copyrights developed under this Agreement.
C.Scope

Prior to entering this Agreement, the Performer conducted a [*****]. Under the terms of this agreement, the Performer shall be responsible for performance of the work set forth in the Statement of Work incorporated in this Agreement as Attachment 1, and subsequent Attachments 5 and 6.

ARTICLE II: TERMS
A.Term of this Agreement
The Agreement commences upon the date of the last signature hereon and continues based upon the delivery schedule set forth in Article V, paragraph A. Provisions of this Agreement, by which their express terms, or by necessary implication, apply for periods of time other than specified in Article V, paragraph A herein, shall be given effect, notwithstanding this Article.

B.Termination Provisions
Subject to a reasonable determination that the program, or a project funded under the program, will not produce beneficial results commensurate with the expenditure of resources, the Government may terminate performance of work under this OTA, in whole or in part, if the AO determines that a termination is in the Government’s interest. The AO shall terminate by delivering to the Performer a Notice of Termination specifying the extent of termination and the effective date which shall be no earlier than sixty (60) days after such notice.

After receipt of a Notice of Termination, and except as directed by the AO, the Performer shall immediately proceed with the following obligations, regardless of any delay in determining or adjusting any amounts due:

(1)Stop work and direct its subcontractors/vendors/suppliers/partners to stop work as specified in the notice.

(2)Place no further orders for materials, services, or facilities, except as necessary to complete the continued portion of the OTA.

(3)Terminate all orders to the extent they relate to the work terminated.
UNCLASSIFIED

(4)Assign to the Government, as directed by the AO, all right, title, and interest of the Performer under the orders terminated, in which case the Government shall have the right to settle or to pay any termination settlement proposal arising out of those terminations.

(5)With approval or ratification to the extent required by the AO, settle all outstanding liabilities and termination settlement proposals arising from the termination of orders; the approval or ratification will be final.

(6)As directed by the AO, deliver to the Government with the license and usage rights contemplated hereunder for such work product or corresponding Deliverable –

(i)The fabricated or unfabricated parts, work in process, completed work, supplies, and other material produced or acquired for the work terminated that, if the order had been completed, would have been required to be furnished to the Government; and

(ii)The completed or partially completed plans, drawings, information, and other property that, if the order had been completed, would have been required to be furnished to the Government.

(7)Complete performance of any work not terminated, if applicable.

In the event of a termination of this Agreement, the Government shall have patent rights (if any) as described herein. Failure of the Parties to agree to an equitable adjustment shall be resolved pursuant to the Disputes Article, Article VI.

Nothing in this section shall be construed as a limitation of the rights of either Party in the event of a breach of contract or default by the other party.
C.Stop Work
As directed by the AO, the Performer shall stop all, or any part, of the work called for under this Agreement for a period of 90 days after the written order is delivered, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this Article. Upon receipt of the order, the Performer shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work is delivered, or within any extension of that period to which the Parties shall have agreed, the AO shall either:

(a)Cancel the stop-work order; or
(b)Terminate the work covered under this Agreement.

If a stop-work order issued is canceled, the Contractor shall resume work. The Government shall make an equitable adjustment in the delivery schedule or negotiated price, or both, and the
Government’s share of this Agreement shall be modified, in writing, accordingly, if—

(1)The stop-work order results in an increase in the time required for, or in the cost properly allocable to, the performance of any part of this Agreement; and

(2)The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Government
UNCLASSIFIED

decides the facts justify the action, the Government may receive and act upon a proposal submitted at any time before final payment under this Agreement.

D.Extension of Terms
The Parties may extend, by mutual written agreement, the term of this Agreement if funding availability and research opportunities reasonably warrant. Any extension shall be formalized through modification of the Agreement by the Agreements Officer and the Performer’s Signatory Authority.

E.Option for Increased Quantity
The Government may require the delivery of the numbered line item, identified in Article V – Obligation and Payment, in the quantity and at the price stated. The Contracting Officer may exercise the option by written notice to the Contractor by the Option exercise date identified in Article V. Delivery of added items shall continue at the same rate that like items are called for under the agreement, unless the parties otherwise agree.

F.Bi-Lateral Approval for Option ALINs

These Article II terms only apply to the following R&D option ALINs: [*****].

The Government will notify the performer no later than six (6) months in advance of the “Option Exercise Date” stated in Article V, of the Government’s intent to exercise Option ALINs. This notification of intent does not commit the Government to exercise the identified Option ALINs, nor does it provide direction to start work or incur costs. This notification is to allow the performer adequate time for planning purposes.

If the Government provides the notification outlined in this Article, the performer is provided the opportunity to approve or disapprove the exercise of the stated Option ALINs.

Performer approval or disapproval must be provided to the Agreement’s Officer (AO) by written notification within five (5) business days of the Government’s notification. If a written notification is not received by the AO within the stated number of days, it will be deemed as Performer approval and the Government will have the unilateral right to proceed with the option exercise.

Performer disapproval shall include thorough justification, discussing the negative impact to the performer that would be caused from the exercising of the Option ALINs, as well as what consideration the Performer will provide since the Government is relinquishing its unilateral right to exercise the Option(s). The performer must also provide a Solution Brief to identify ways of meeting the Government’s needs that the disapproved Option ALINs would have provided.

Justification for Performer disapproval cannot be based solely on the pre-negotiated price of the Option ALINs, and the Performer agrees not to attempt to renegotiate any Option ALINs based on price.

If the Government and Performer are unable to collectively identify an approach to meet the Government’s needs from the disapproved Option ALINs, the Agreement may be modified to reflect the change and incorporate the agreed-to consideration.

G.Aircraft 3-9 COCO/COGO Site Activation Operations

These Article II Terms only apply to [*****] in Attachment 6 and their subsequent ALINS [*****]. The site activation option for an individual aircraft must be executed prior or in conjunction with additional individual aircraft options. Meaning, a Flight Readiness Report or Flight Test Data and Reliability Report options for an individual
UNCLASSIFIED

aircraft may not be executed unless the site activation for that aircraft has already been executed in a previous modification or executed in the same modification.

H.Section 848 – Exception to Policy (ETP)

Aircraft used in government directed test flights that are subject to DoD Policy Guidance for Procedures for the Operation and Procurement of Unmanned Aircraft Systems to Implement Section 848 of the National Defense Authorization Act for Fiscal Year 2020 shall require the appropriate approved ETP before flight. Government directed test flight ALIN options shall not be executed until the appropriate approved ETP and/or waiver is in place for applicable aircraft or the DoD Guidance policy has been rescinded.
ARTICLE III: MANAGEMENT OF THE PROJECT
A.Management and Project Structure
The Performer shall be responsible for the overall technical and project management of the Project, and technical planning and execution shall remain with the Performer. The Government AO, in consultation with the Government Project Manager (PM), shall provide recommendations regarding Project developments and technical collaboration and be responsible for the review and verification of the completed milestones.

The Government and the Performer are bound to each other by a duty of good faith in achieving the Project objectives as identified in Attachment 1.

B.Modifications
At any time during the term of the Agreement, progress or results may indicate a change is required in the SOW/scope in order to achieve Project objectives. Recommendations for modifications by the Performer shall be documented in writing and delivered by the Performer to the Government AO. This documentation will detail the technical, chronological, schedule, and financial impact of the proposed modification to the Project. The AO and the Performer shall execute a revised Schedule of Milestones and Payments for milestones for modifications that affect technical aspects of the project/program, schedule, and/or cost/price. The Government AO and the Performer shall approve any Agreement modification. Recommendations by the Government for modifications to be conducted by the Performer shall be documented in writing and delivered to the Performer by the Government AO.
Changes as described herein shall be mutually agreed between the Parties and memorialized via an Agreement modification, to include, but not limited to, a change in Project scope, price, and/or schedule.

For minor or administrative Agreement modifications (e.g. changes in the paying office or appropriation data, changes to Government or the Performer’s personnel identified in the Agreement, etc.) no signature is required by the Performer.

The Government AO will be responsible for instituting all modifications to this Agreement.

ARTICLE IV: AGREEMENT ADMINISTRATION
Unless otherwise provided in this Agreement, approvals permitted or required to be made by the Government may be made only by the Government AO. Administrative and contractual matters under this Agreement shall be referred to the following representatives of the parties:

UNCLASSIFIED

A.Government Points of Contact:
Agreements Officer (AO):
[*****]

Government Project Manager (PM):
[*****]

B.Performer Points of Contact
Performer’s Administrative/Contracting Officer & Project Manager:
[*****]
Government Operations Lead
     [*****]
Each Party may change its representatives named in this Article by written notification to the other party. The Government AO will affect the change as stated in Article III, paragraph B.

ARTICLE V: OBLIGATION AND PAYMENT
A. Obligation and Payments

1.Obligations. The Government’s liability to make payments to the Performer is limited to only those funds obligated under the Agreement or by modification to the Agreement. In no case shall the Government’s financial liability exceed the amount obligated under this Agreement. The Government may obligate funds to the Agreement incrementally.

UNCLASSIFIED

Accounting Classification
Supplemental Accounting Classification
ACRN	PR	Appropriation (1)	Limit	FC/Y (2)	OAC/ASN (3)	BPAC/RCCC (4)	MPC (5)	EEIC (6)	PROC ELEM (7)	ADSN (8)	CPN RCPNT (9)	ESP ALD	CSN	FSR PSR DSR	TOTAL DOLLAR VALUE
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

ACRN	MIPR	Dep	Beg FY	End FY	Account M/Sub	Object Class	Reim Flag	Budget Line	Sub Limit	Agency Loc Code	Agency ID	Funding Center	Cost Center	Project ID	Activity ID	Cost Element Code	TOTAL DOLLAR VALUE
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
1101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
UNCLASSIFIED

1105	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1106	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1107	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1108	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1109	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
1110	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AF	SBIR Data Rights	[*****]
1111	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AF	SBIR Data Rights	[*****]
1112	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AF	SBIR Data Rights	[*****]
1113	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AF	SBIR Data Rights	[*****]
1114	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1115	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1116	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1117	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1118	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1119	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1120	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1121	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1122	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1123	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1124	[*****]	[*****]	[*****]	[*****]	[*****]	N/A	AH	SBIR Data Rights	[*****]
1201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1205	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1206	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1207	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1208	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1209	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

1210	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1211	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1212	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1305	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1306	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1307	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1308	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1309	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1310	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1311	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1312	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1313	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1314	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1315	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1316	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1317	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1318	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1319	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
1320	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver a summary of [*****]. Joby will facilitate [*****].

Payment will be made upon completion and submission of an [*****] and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
2101	[*****]	[*****]	[*****]	[*****]	[*****]	-	AB	SBIR Data Rights	[*****]
2102	[*****]	[*****]	[*****]	[*****]	[*****]	-	AB	SBIR Data Rights	[*****]
2103	[*****]	[*****]	[*****]	[*****]	[*****]	-	AB	SBIR Data Rights	[*****]
2104	[*****]	[*****]	[*****]	[*****]	[*****]	-	AB	SBIR Data Rights	[*****]
2201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
2304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver [*****].

[*****]. Lead time for planning and approval of test plan should be no less than 60 days.

Payment will be made upon completion and submission of a Test Summary Report and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
3101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3111	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3112	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3113	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3114	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
3201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3211	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3212	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3213	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3214	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3311	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3312	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3313	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
3314	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
To assist with the training, development of [*****], Joby shall deliver [*****].

Payment will be made upon completion of the period of performance and evidence of availability and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
4101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
4102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
4103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
4104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
4201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
4304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
To assist with the training, development of [*****], Joby shall deliver a [*****].

Payment will be made upon completion of the period of performance and evidence of availability and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
5101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
5102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
5201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
5304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver [*****]. This [*****] is designed to evaluate [*****].

Payment will be made upon completion of the period of performance and evidence of availability and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
6101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
6102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
6103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
6104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
6105	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
UNCLASSIFIED

6106	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
6201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6205	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6206	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6305	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6306	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6307	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6308	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6309	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
6310	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver [*****].

Payment will be made upon completion and submission of the [*****] and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
7101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7105	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7106	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
7201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7205	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7206	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7305	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7306	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7307	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

7308	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7309	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
7310	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver [*****].

Payment will be made upon completion and submission of the S4 Simulator Training Report and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
8101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8104	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8105	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8106	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AG	SBIR Data Rights	[*****]
8201	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8202	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8204	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8205	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8206	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

8301	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8302	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8304	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8305	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8306	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8307	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8308	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8309	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
8310	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver [*****]. Each deliverable shall be a report of [*****].

Payment will be made upon completion and submission of the [*****] and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable(s) (Quantity 1)	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
9101	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
9102	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
9103	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AA	SBIR Data Rights	[*****]
9203	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
9303	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION

Preliminary [*****] Report
UNCLASSIFIED

Identifies and evaluates [*****]. The report can be delivered in report or presentation format.
Final Report
Initial draft is due 30 days prior to delivery date. The final report’s first page will be a single-page summary identifying the work’s purpose, providing a brief description of effort accomplished, and listing potential results and applications. A Public Summary Section shall be included and may be published by DoD and, therefore, will not contain proprietary information. The final report shall also detail project objectives met, work completed, results obtained, and technical feasibility estimates. This report shall be in Microsoft Word or PDF format.
SBIR Phase 3 Summary Report ([*****])
The phase three summary report shall include a technology description and anticipated applications/benefits for Government and/or private sector use for a year of performance. This report shall be in Microsoft Word or PDF format and delivered via email to the Government Program Manager and Agreements Officer.
Payment will be made upon written acceptance of each deliverable by the Government Program Manager and upon proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
101010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101020	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101030	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101040	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101050	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101060	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101070	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101080	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AC	SBIR Data Rights	[*****]
101090	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
101100	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
101110	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
101120	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
101130	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
101140	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101150	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101160	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101170	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101180	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

101190	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101200	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101210	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101220	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101230	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101240	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101250	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101260	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101270	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101280	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101290	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101300	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
101310	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
111010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
111020	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
111030	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
111040	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
111050	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
111060	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
121010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121020	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121030	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121040	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121050	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121060	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
121070	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121080	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121090	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121100	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121110	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121120	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121130	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121140	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
121150	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
131010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
131020	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
131030	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AD	SBIR Data Rights	[*****]
131040	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] equipment deliverables as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
141010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverable as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
151010	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151020	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151030	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151040	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151050	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151060	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151070	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151080	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151090	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AE	SBIR Data Rights	[*****]
151100	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151110	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151120	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151130	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151140	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151150	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151160	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151170	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
151180	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 5. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
010000	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
UNCLASSIFIED

01000A	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000B	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000C	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000D	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000E	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000F	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000G	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000H	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000I	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000J	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000K	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000L	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000M	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01000N	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
01001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

01002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
01002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
020000	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000A	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000B	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000C	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000D	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000E	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000F	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000G	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000H	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000I	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000J	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000K	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
UNCLASSIFIED

02000L	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02000M	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
02001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

02002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
02002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the[*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
030000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

03002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
03002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
040000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

04002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
04002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the[*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
050000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

05002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
05002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
060000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
UNCLASSIFIED

06001K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06001N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
06002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
070000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
07002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
080000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
08002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
090000	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002A	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002B	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002C	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002D	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002E	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002F	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002G	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002H	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002I	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002J	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002K	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002L	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002M	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
09002N	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery By or On Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
100001	[*****]	[*****]	[*****]	[*****]	N/A	N/A		SBIR Data Rights	[*****]
100002	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
100003	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
110001	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
110002	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
110003	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
110004	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
110005	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
110006	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110007	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110008	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110009	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110010	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110011	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110012	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110013	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110014	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
110015	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

UNCLASSIFIED

ALIN	Deliverable	SOW	Deliver By or Before Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
120001	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
120002	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
120003	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
120004	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
120005	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
120006	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120007	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120008	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120009	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120010	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120011	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120012	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120013	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120014	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]
120015	[*****]	[*****]	[*****]	[*****]	[*****]	√	-	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

ALIN	Deliverable	SOW Paragraph	Delivery By or On Date	Payment Amount	Option Exercise Date	Option ALIN	ACRN	Data Rights	Acceptance Criteria
130001	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
130002	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]
130003	[*****]	[*****]	[*****]	[*****]	N/A	N/A	AJ	SBIR Data Rights	[*****]

ALIN DESCRIPTION
Joby shall deliver the [*****] deliverables as outlined in Attachment 6. Payment will be made upon submission and acceptance of the ALIN’s associated deliverables and proper WAWF invoicing. All reports shall be delivered via electronic submission to the Agreements Officer and Government Program Manager identified in Article IV.

B.     Payments

1.The Performer agrees to maintain an established accounting system, which complies with Generally Accepted Accounting Principles (GAAP) and the
UNCLASSIFIED

requirements of this Agreement, and shall ensure that appropriate arrangements have been made for receiving, distributing and accounting for all funding under the Agreement. An acceptable accounting system is one in which all cash receipts and disbursements are controlled and documented properly.

2.Invoice Payments are Net 30 days
3.Limitation of Funds: In no case shall the Government’s financial liability exceed the amount obligated under this Agreement.
4.The Performer is required to utilize the WAWF system when processing invoices and receiving reports under this Agreement.
5.The Performer shall:
a.Ensure an Electronic Business Point of Contact is designated within the System for Award Management at https://www.sam.gov and
b.Register to use WAWF on the PIEE site (https://piee.eb.mil/), within ten (10) calendar days after award of this Agreement. Instructions are located here: https://pieetraining.eb.mil/wbt/xhtml/wbt/portal/overview/vendorRegister.xhtml.
6.The Performer is directed to use the 2-in-1 format when processing invoices.
7.Payments will be made by the cognizant Defense Finance and Accounting Services office, as indicated in Attachment 2, Wide Area Workflow Instructions, within thirty (30) calendar days of an accepted invoice in WAWF. Attachment 2 details how to submit and process invoices through WAWF.

ARTICLE VI: DISPUTES
A.General
The Parties shall communicate with one another in good faith and in a timely and cooperative manner when raising issues under this Agreement.

B.Dispute Resolution Procedures

1.Any disagreement, claim or dispute between the Parties concerning questions of fact or law arising from or in connection with this Agreement, and, whether or not involving an alleged breach of this Agreement, may be raised only under this Article.

2.Whenever disputes, disagreements, or misunderstandings arise, the Parties shall attempt to resolve the issue(s) involved by discussion and mutual agreement as soon as practicable. In no event shall a dispute, disagreement or misunderstanding, which arose more than twelve (12) months prior to the notification made under subparagraph B.3. of this Article constitute the basis for relief under this Article unless the Head of the Contracting Activity (HCA) (or designee) of the represented Government Organization, in the interests of justice, waives this requirement.

3.Failing resolution by mutual agreement, the aggrieved Party shall document the dispute, disagreement, or misunderstanding by notifying the other Party in writing of the relevant facts, identify unresolved issues, and specify the clarification or
UNCLASSIFIED

remedy sought. Within five (5) working days after providing notice to the other Party, the aggrieved Party may, in writing, request a joint decision by the Head of the Contracting Activity (HCA)(or designee) and the Performer’s senior executive, no lower than CEO level, appointed by the Performer. The other Party shall deliver a written position on the matter(s) in dispute within thirty (30) calendar days after being notified that a decision has been requested. The HCA (or designee) and the Performer’s appointed senior executive shall conduct a review of the matter(s) in dispute and render a mutual decision in writing within thirty (30) calendar days of receipt of such written position. Any such joint decision is final and binding.

C. Limitation of Damages/Liabilities
Claims for damages of any nature whatsoever pursued under this Agreement shall be limited to direct damages only up to the aggregate amount of Government funding disbursed as of the time the dispute arises. Except as listed in Para D of this Article, in no event shall either party be liable to the other Party or any third party for claims for consequential, punitive, special and incidental damages, claims for lost profits, or other indirect damages.

D. Performer Acceptance of Risk and Insurance Requirements
The Performer shall obtain full liability insurance sufficient to cover total loss of aircraft, property damage, third party liability, name the Air Force as a beneficiary and provide a certificate of insurance to the Agreement Officer and Government Program Manager on an annual basis or if changes in coverage have occurred. The risk of damage to, or loss, or destruction of aircraft, injury to any personnel, or property/structures during operation, and in flight, remains with the Performer, at no additional cost to the Government. The Performer shall ensure and maintain oversight to aircraft operation in accordance with their stated insurance and in conjunction with AF designated GFR identified within this agreement.

ARTICLE VII: PATENT RIGHTS
 (a) As used in this article-
      Invention means any invention or discovery that is or may be patentable or otherwise protectable under title 35 of the U.S. Code, or any variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.)
      Made means-
           (1) When used in relation to any invention other than a plant variety, the conception or first actual reduction to practice of the invention; or
           (2) When used in relation to a plant variety, that the Performer has at least tentatively determined that the variety has been reproduced with recognized characteristics.
           Nonprofit organization means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)), or any nonprofit scientific or educational organization qualified under a State nonprofit organization statute.
          “Practical application” means to manufacture, in the case of a composition of product; to practice, in the case of a process or method; or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits
UNCLASSIFIED

are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.
           Subject invention means any invention of the Performer made in the performance of work under this agreement.
      (b) Performer’s rights.
(1) Ownership. The Performer may retain ownership of each subject invention throughout the world in accordance with the provisions of this clause.
(2) License.
(i) The Performer shall retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, unless the Performer fails to disclose the invention within the times specified in paragraph (c) of this clause. The Performer’s license extends to any domestic subsidiaries and affiliates within the corporate structure of which the Performer is a part, and includes the right to grant sublicenses to the extent the Performer was legally obligated to do so at agreement award.. The license is transferable only with the written approval of the agency, except when transferred to the successor of that part of the Performer’s business to which the invention pertains.
(ii) The Performer’s license may be revoked or modified by the agency to the extent necessary to achieve expeditious practical application of the subject invention in a particular country in accordance with the procedures in sub-paragraphs (a) and (b) below.
(a )In response to a third party’s proper application for an exclusive license, the contractor’s domestic license may be revoked or modified to the extent necessary to achieve expeditious practical application of the subject invention. The application shall be submitted in accordance with the applicable provisions in 37 CFR part 404 and agency licensing regulations. The contractor’s license will not be revoked in that field of use or the geographical areas in which the contractor has achieved practical application and continues to make the benefits of the subject invention reasonably accessible to the public. The license in any foreign country may be revoked or modified to the extent the contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that country.
(b) Before revoking or modifying the performer’s license in accordance with paragraph (a) above, the agreement officer shall furnish the performer a written notice of intention to revoke or modify the license. The agency shall allow the performer at least 30 days after the notice to show cause why the license should not be revoked or modified. The Performer has the right to appeal, in accordance with applicable regulations in 37 CFR part 404 and agency licensing regulations, any decisions concerning the revocation or modification.
      (c) Performer’s obligations.
(1) The Performer shall disclose in writing each subject invention to the Agreement Officer within two (2) months after the inventor discloses it in writing to Performer personnel responsible for patent matters. The disclosure shall identify the inventor(s) and this agreement under which the subject invention was made. It shall be sufficiently complete in technical detail to convey a clear understanding of the subject invention. The disclosure shall also identify any publication, on sale (i.e., sale or offer for sale), or public use of the subject invention, or whether a manuscript describing the subject invention has been submitted for publication and, if so, whether it has been accepted for publication. In addition, after disclosure to the agency, the Performer shall promptly notify the Agreement Officer of the acceptance of any manuscript describing the subject invention for publication and any on sale or public use.
(2) The Performer shall elect in writing whether or not to retain ownership of any subject invention by notifying the Agreement Officer within 2 years of disclosure to the agency. However, in any case where publication, on sale, or public use has initiated the 1-year statutory
UNCLASSIFIED

period during which valid patent protection can be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than sixty (60) days prior to the end of the statutory period.
(3) The Performer shall file either a provisional or a nonprovisional patent application or a Plant Variety Protection Application on an elected subject invention within 1 year after election. However, in any case where a publication, on sale, or public use has initiated the 1-year statutory period during which valid patent protection can be obtained in the United States, the Performer shall file the application prior to the end of that statutory period. If the Performer files a provisional application, it shall file a nonprovisional application within 10 months of the filing of the provisional application. The Performer shall file patent applications in additional countries or international patent offices within either 10 months of the first filed patent application (whether provisional or nonprovisional) or 6 months from the date permission is granted by the Commissioner of Patents to file foreign patent applications where such filing has been prohibited by a Secrecy Order.
(4) The Performer may request extensions of time for disclosure, election, or filing under paragraphs (c)(1), (c)(2), and (c)(3) of this article.
      (d) Government’s rights-
(1) Ownership. The Performer shall assign to the agency, on written request, title to any subject invention-
(i) If the Performer fails to disclose or elect ownership to the subject invention within the times specified in paragraph (c) of this article, or elects not to retain ownership; provided, that the agency may request title only within 60 days after learning of the Performer's failure to disclose or elect within the specified times.
(ii) In those countries in which the Performer fails to file patent applications within the times specified in paragraph (c) of this article; provided, however, that if the Performer has filed a patent application in a country after the times specified in paragraph (c) of this article, but prior to its receipt of the written request of the agency, the Performer shall continue to retain ownership in that country.
(iii) In any country in which the Performer decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.
(2) License. If the Performer retains ownership of any subject invention, the Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice, or have practiced for or on its behalf, the subject invention throughout the world.
      (e) Performer action to protect the Government’s interest.
(1) The Performer shall execute or have executed and promptly deliver to the agency all instruments necessary to-
(i) Establish or confirm the rights the Government has throughout the world in those subject inventions in which the Performer elects to retain ownership; and
(ii) Assign title to the agency when requested under paragraph (d) of this article and to enable the Government to obtain patent protection and plant variety protection for that subject invention in any country.
(2) The Performer shall require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in the Performer's format, each subject invention in order that the Performer can comply with the disclosure provisions of paragraph (c) of this article, and to execute all papers necessary to file patent applications on subject inventions and to establish
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the Government's rights in the subject inventions. The disclosure format should require, as a minimum, the information required by paragraph (c)(1) of this article. The Performer shall instruct such employees, through employee agreements or other suitable educational programs, as to the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.
(3) The Performer shall notify the Agreement Officer of any decisions not to file a nonprovisional patent application, continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response or filing period required by the relevant patent office.
(4) The Performer shall include, within the specification of any United States nonprovisional patent or plant variety protection application and any patent or plant variety protection certificate issuing thereon covering a subject invention, the following statement, “This invention was made with Government support under (identify the agreement) awarded by (identify the agency). The Government has certain rights in the invention.”
(f) Reporting on utilization of subject inventions. The Performer shall deliver, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining utilization of the subject invention that are being made by the Performer or its licensees or assignees. The reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Performer, and other data and information as the agency may reasonably specify. The Performer also shall provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (h) of this article. The Performer also shall mark any utilization report as confidential/proprietary to help prevent inadvertent release outside the Government. As required by 35 U.S.C. 202(c)(5), the agency will not disclose that information to persons outside the Government without the Performer’s permission.
(g) Preference for United States industry. Notwithstanding any other provision of this article, neither the Performer nor any assignee shall grant to any person the exclusive right to use or sell any subject invention in the United States unless the person agrees that any products embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for an agreement may be waived by the agency upon a showing by the Performer or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States, or that under the circumstances domestic manufacture is not commercially feasible.
(h) March-in rights. The Performer acknowledges that, with respect to any subject invention in which it has retained ownership, the agency has the right to require licensing pursuant to 35 U.S.C. 203 and 210(c), and in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency in effect on the date of agreement award.
(i) Special provisions for agreements with nonprofit organizations. If the Performer is a nonprofit organization, it shall-
(1) Not assign rights to a subject invention in the United States without the written approval of the agency, except where an assignment is made to an organization that has as one of its primary functions the management of inventions, provided, that the assignee shall be subject to the same provisions as the Performer;
(2) Share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (but through their agency if the agency deems it appropriate) when the subject invention is assigned in accordance with 35U.S.C.202(e) and 37 CFR 401.10;
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(3) Use the balance of any royalties or income earned by the Performer with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions for the support of scientific research or education; and
(4) Make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business concerns, and give a preference to a small business concern when licensing a subject invention if the Performer determines that the small business concern has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business concerns; provided, that the Performer is also satisfied that the small business concern has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the Performer.
(5) Allow the Secretary of Commerce to review the Performer’s licensing program and decisions regarding small business applicants, and negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary’s review discloses that the Performer could take reasonable steps to more effectively implement the requirements of paragraph (i)(4) of this article.
      (j) Communications. TBD
      (k) Subcontracts.
(1) The Performer shall include the substance of this article, including this paragraph (k), in all subcontracts for experimental, developmental, or research work to be performed by a small business concern or nonprofit organization.
(2) The Performer shall include in all other subcontracts for experimental, developmental, or research work the substance of the patent rights clause required by this article VII.
(3) At all tiers, the patent rights article must be modified to identify the parties as follows: references to the Government are not changed, and the subcontractor has all rights and obligations of the Performer in the article. The Performer shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor’s subject inventions.
(4) In subcontracts, at any tier, the agency, the subcontractor, and the Performer agree that the mutual obligations of the parties created by this article constitute a contract between the subcontractor and the agency with respect to the matters covered by the article; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Disputes statute in connection with proceedings under paragraph (h) of this article.
(m) Background IP. Notwithstanding any other provision of this Agreement to the contrary, the Performer exclusively retains all right, title, and interest in and to Background IP, and no license is granted thereto except as expressly set forth in this Agreement.

ARTICLE VIII: FOREIGN ACCESS TO TECHNOLOGY

This Article shall remain in effect during the term of the Agreement and for five (5) years thereafter.
A.General
The Parties agree that research findings and technology developments arising under this Agreement may constitute a significant enhancement to the national defense, and to the economic vitality of the United States. Accordingly, access to important technology developments under this Agreement by Foreign Firms or Institutions must be carefully controlled. The Performer shall comply with all
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applicable provisions of the International Traffic in Arms Regulations (22 C.F.R. Part 120, et seq.), the National Security Program Operating Manual (NISPOM) (DoD 5220.22-M), and the Department of Commerce’s Export Administration Regulations (15 C.F.R. Part 730, et seq.).
B.Restrictions on Sale or Transfer of Technology to Foreign Firms or Institutions

1.Definition. “Export-controlled items,” as used in this section, means items subject to the Export Administration Regulations (EAR) (15 CFR Parts 730-774) or the International Traffic in Arms Regulations (ITAR) (22 CFR Parts 120-130). The term includes:
a.“Defense items,” defined in the Arms Export Control Act, 22 U.S.C. 2778(j)(4)(A), as defense articles, defense services, and related technical data, and further defined in the ITAR, 22 CFR Part 120.
b.“Items,” defined in the EAR as “commodities”, “software”, and “technology,” terms that are also defined in the EAR, 15 CFR 772.1.
2.The Performer shall comply with all applicable laws and regulations regarding export-controlled items, including, but not limited to, the requirement for contractors to register with the Department of State in accordance with the ITAR. The Performer shall consult with the Department of State or experienced trade counsel regarding any questions relating to compliance with the ITAR and shall consult with the Department of Commerce or experienced trade counsel regarding any questions relating to compliance with the EAR.
3.The Performer's responsibility to comply with all applicable laws and regulations regarding export-controlled items exists independent of, and is not established or limited by, the information provided by this section.
4.Nothing in the terms of this agreement adds, changes, supersedes, or waives any of the requirements of applicable Federal laws, Executive orders, and regulations, including but not limited to—
a.The Export Administration Act of 1979, as amended (50 U.S.C. App. 2401, et seq.);
b.The Arms Export Control Act (22 U.S.C. 2751, et seq.);
c.The International Emergency Economic Powers Act (50 U.S.C. 1701, et seq.);
d.The Export Administration Regulations (15 CFR Parts 730-774);
e.The International Traffic in Arms Regulations (22 CFR Parts 120-130); and
f.Executive Order 13222, as extended.
5.In order to promote the national security interests of the United States and to effectuate the policies that underlie the regulations cited above, the procedures stated below shall apply to any Transfer of Technology. For purposes of this paragraph, a “Transfer” includes sales or licensing of Technology. Transfers do not include:
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a.Sales of products or components; or
b.Licenses or assignments of Technology pursuant to any sponsored research, collaboration, co-development, OEM or similar agreement or strategic partnership, provided that such license does not relate to Technology developed under this Agreement that has national security implications specifically applicable to Government facilities, equipment, or interests.
c.Licenses of software or documentation related to sales of products or components; or
d.Transfer to foreign subsidiaries of the Performer for purposes related to this Agreement; or
e.Transfer which provides access to Technology to a Foreign Firm or Institution which is an approved source of supply or source for the conduct of research under this Agreement provided that such transfer shall be limited to that necessary to allow the firm or institution to perform its approved role under this Agreement.

6.The Performer shall deliver a timely notice to the Government of any proposed Transfers from the Performer of Technology developed under this Agreement to Foreign Firms or Institutions. If the Government determines that the Transfer may have adverse consequences to the national security interests of the United States, the Performer, its vendors, and the Government shall jointly endeavor to find alternatives to the proposed Transfer which obviate or mitigate potential adverse consequences of the Transfer but which provide substantially equivalent benefits to the Performer.

7.In any event, the Performer shall deliver written notice to the AOR and the AO of any proposed transfer to a foreign firm or institution at least sixty (60) calendar days prior to the proposed date of transfer. Such notice shall cite this Article and shall state specifically what is to be transferred and the general terms of the transfer. Within thirty (30) calendar days of receipt of the Performer’s written notification, the AO shall advise the Performer whether it consents to the proposed transfer. In cases where the Government does not concur or sixty (60) calendar days after receipt and the Government provides no decision, the Performer may utilize the procedures under Article VI, Disputes. No transfer shall take place until a decision is rendered.

8.    In the event a transfer of Technology to Foreign Firms or Institutions which is NOT approved by the Government takes place, the Performer shall (a) refund to Government funds paid for the development of the Technology and (b) the Government shall have a non-exclusive, nontransferable, irrevocable, paid-up license to practice, or to have practiced on behalf of the United States the Technology throughout the world for Government and any and all other purposes, particularly to effectuate the intent of this Agreement. Upon request of the Government, the Performer shall deliver written confirmation of such licenses.

C.Lower Tier Agreements

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The Performer shall include this Article, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier, for experimental, developmental, or research work.

ARTICLE IX: FOREIGN OWNERSHIP, CONTROL, OR INFLUENCE

Foreign Ownership, Control, or Influence (FOCI) means the situation where the degree of ownership, control, or influence over a Performer by a foreign interest is such that a reasonable basis exists for concluding that compromise of classified information may result. The Performer shall immediately deliver to the cognizant security office and AO, a written notice of any change in the extent and nature of foreign ownership, control or influence over the Performer. In addition, any notice of changes in ownership or control which are required to be reported to the Securities and Exchange Commission, the Federal Trade Commission, or the Department of Justice, shall also be furnished concurrently to the Agreements Officer.

ARTICLE X: FOLLOW-ON PRODUCTION CONTRACTS OR OTHER TRANSACTIONS

In accordance with 10 U.S.C. § 4022, the Government may award a follow-on production contract or Other Transaction (OT) to the Performer following the successful completion of this entire Agreement, as modified.

The prototype project resulting from the agreement is complete upon the written determination from the Approving Official within the Program Management organization that efforts conducted under a Prototype OT: (1) met the key technical goals of a project; (2) satisfied success metrics incorporated into the Prototype OT; or (3) accomplished a particularly favorable or unexpected result that justifies the transition to production or deployment, as applicable. For this effort, successful completion is described as the point at which Joby Aero has delivered adequate evidence of the S4 eVTOL Prototype’s safety, performance, mission utility, and cost, to justify procurement. The Performer will also be required to deliver a Final Report as described in Attachment 01 and this Report will be considered when determining successful completion. Furthermore, successful completion can occur prior to the conclusion of a prototype project to allow the Government to transition any aspect of the prototype project determined to provide utility into production or deployment, as applicable, while other aspects of the prototype project have yet to be completed.

ARTICLE XI: STATUTORY AUTHORITY

This Agreement is not a Federal procurement contract, grant, or cooperative agreement. Nothing in this Agreement will be construed as incorporating by reference or implication any provision of Federal acquisition law or regulation not specifically mentioned in this Agreement. This Agreement is subject to the compliance requirements of Title VI of the Civil Rights Act of 1964 as amended (42 U.S.C. § 2000d) relating to nondiscrimination in Federally assisted programs. Additionally, this Agreement is subject to the Trafficking Victims Protection Act of 2000, as amended (22 U.S.C. chapter 78), Executive Order 13627, Strengthening Protections Against Trafficking in Persons in Federal Contracts, the International Traffic in Arms Regulations (22 C.F.R. Part 120, et seq.), the National Security Program Operating Manual (NISPOM) (DoD 5220.22-M), the Department of
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Commerce's Export Administration Regulations (15 C.F.R. Part 730, et seq.), and the Federal Property and Administrative Services Act (40 U.S.C. chapter 5), to the extent applicable to the activities to be conducted under this Agreement. In addition, the Procurement Integrity Act (41 U.S.C. §2101-2107) shall apply to this Agreement.

ARTICLE XII: PUBLIC RELEASE OR DISSEMINATION OF INFORMATION

There shall be no public dissemination or publication of information developed under this Agreement or contained in the reports to be furnished pursuant to this Agreement without prior written approval of the AOR or the Government PM. All technical reports will be given proper review by appropriate authority to determine which Distribution Statement is to be applied prior to the initial public distribution of these reports by the Performer. Unclassified patent related documents are exempt from prepublication controls and this review requirement. Dissemination or publication of information developed under this effort that has national security implications must be first approved in writing by the Program Manager if release is contemplated to foreign governments or companies.

For greater certainty and notwithstanding the foregoing, dissemination of information developed under this Agreement that is not of national security implications and not specifically applicable to Government facilities, equipment, or interests to Performer’s existing or potential subcontractors, partners, vendors, suppliers or customers shall not be considered public dissemination or publication subject to the prepublication controls and review requirements noted herein.
The Performer shall deliver all proposed public releases for review and approval to the AO who will coordinate with AF public affairs. Public releases include press releases, specific publicity or advertisement, and publication or presentation, but exclude those relating to the open sourcing or licensing, sales or other commercial exploitation of products, services or technologies. In addition, articles for publication or presentation will contain a statement on the title page worded substantially as follows:

This research was, in part, funded by the U.S. Government. The views and conclusions contained in this document are those of the authors and should not be interpreted as representing the official policies, either expressed or implied, of the U.S. Government.

ARTICLE XIII: ORDER OF PRECEDENCE

In the event of any inconsistency between the terms of this Agreement and language set forth in the Attachments, the inconsistency shall be resolved by giving precedence in the following order: (1) the body of this Agreement, (2) Attachments 1 – 4.

ARTICLE XIV: EXECUTION
This Agreement constitutes the entire agreement of the Parties and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions among the Parties whether oral or written, with respect to the subject matter hereof. This Agreement may be revised only by written consent of the Performer and the Government AO. This Agreement, or modifications thereto, may be executed in counterparts each of which shall be deemed as original, but all of which taken together shall constitute one and the same instrument.
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ARTICLE XV: NON-ASSIGNMENT

This Agreement may not be assigned by any Party except by operation of law resulting from the merger of a Party into or with another corporate entity, in connection with a change of control of the Performer, a sale of substantially all of the Performer’s assets to a third party, or to an affiliate as part of an internal reorganization of Performer.

ARTICLE XVI: FORCE MAJEURE

Neither Party shall be in breach of this Agreement for any failure of performance caused by any event beyond its reasonable control and not caused by the fault or negligence of that Party. If such a force majeure event occurs, the Party unable to perform shall promptly notify the other Party and shall in good faith maintain such partial performance as is reasonably possible and shall resume full performance as soon as is reasonably possible.

ARTICLE XVII: RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE-SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM
(a) Definitions. As used in this article -
(1) Commercial computer software means software developed or regularly used for nongovernmental purposes which -
(i) Has been sold, leased, or licensed to the public;
(ii) Has been offered for sale, lease, or license to the public;
(iii) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this agreement; or
(iv) Satisfies a criterion expressed in paragraph (a)(1)(i), (ii), or (iii) of this article and would require only minor modification to meet the requirements of this agreement.
(2) Computer database means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.
(3) Computer program means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
(4) Computer software means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that
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would enable the software to be reproduced, re-created, or recompiled. Computer software does not include computer databases or computer software documentation.
(5) Computer software documentation means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
(6) Covered Government support contractor means a contractor (other than a litigation support contractor – covered by DFARS 252.204-7014) under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government's management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor -
(i) Is not affiliated with the prime contractor or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime contractor or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and
(ii) Receives access to the technical data or computer software for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(7) Data means recorded information, regardless of the form or method of the recording. The term includes technical data and computer software. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.
(8) Detailed manufacturing or process data means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.
(9) Developed means -
(i) (Applicable to technical data other than computer software documentation.) An item, component, or process, exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component or process be actually reduced to practice within the meaning of Title 35 of the United States Code;
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(ii) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;
(iii) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or
(iv) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.
(10) Developed exclusively at private expense means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
(i) Private expense determinations should be made at the lowest practicable level.
(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
(11) Developed exclusively with government funds means development was not accomplished exclusively or partially at private expense.
(12) Developed with mixed funding means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
(13) Form, fit, and function data means technical data that describe the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.
(14) Generated means technical data or computer software first created in the performance of this agreement.
(15) Government purpose means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software for commercial purposes or authorize others to do so.
(16) Government purpose rights means the rights to –
(i) Use, modify, reproduce, release, perform, display, or disclose technical data or computer software within the Government without restriction; and
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(ii) Release or disclose technical data or computer software outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States Government purposes.
(17) “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if -
(i) The reproduction, release, disclosure, or use is -
(A) Necessary for emergency repair and overhaul; or
(B) A release or disclosure to -
(1) A covered Government support contractor in performance of its covered Government support contracts for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive limited rights technical data; or
(2) A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluation or informational purposes;
(ii) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and
(iii) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.
(18) Minor modification means a modification that does not significantly alter the nongovernmental function or purpose of computer software or is of the type customarily provided in the commercial marketplace.
(19) Noncommercial computer software means software that does not qualify as commercial computer software under paragraph (a)(1) of this article.
(20) “Restricted rights” apply only to noncommercial computer software and mean the Government's rights to -
(i) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this agreement;
(ii) Transfer a computer program to another Government agency without the further permission of the Contractor if the transferor destroys all copies of the program and related
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computer software documentation in its possession and notifies the licensor of the transfer. Transferred programs remain subject to the provisions of this article;
(iii) Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes;
(iv) Modify computer software provided that the Government may -
(A) Use the modified software only as provided in paragraphs (a)(20)(i) and (iii) of this article; and
(B) Not release or disclose the modified software except as provided in paragraphs (a)(20)(ii), (v), (vi), and (vii) of this article;
(v) Permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use computer software to diagnose and correct deficiencies in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that -
(A) The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made;
(B) Such contractors or subcontractors are subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement or are Government contractors receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends;
(C) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(20)(iv) of this article, for any other purpose; and
(D) Such use is subject to the limitations in paragraphs (a)(20)(i) through (iii) of this article;
(vi) Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that -
(A) The intended recipient is subject to the non-disclosure agreement at 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at 252.227-7025, Limitations on the Use or Disclosure of Government Furnished Information Marked with Restrictive Legends;
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(B) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(20)(iv) of this article, for any other purpose; and
(C) Such use is subject to the limitations in paragraphs (a)(20)(i) through (iii) of this article; and
(vii) Permit covered Government support contractors in the performance of Government contracts that contain the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends, to use, modify, reproduce, perform, display, or release or disclose the computer software to a person authorized to receive restricted rights computer software, provided that -
(A) The Government shall not permit the covered Government support contractor to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(20)(iv) of this article, for any other purpose; and
(B) Such use is subject to the limitations in paragraphs (a)(20)(i) through (iv) of this article.
(21) “SBIR data” means all data developed or generated in the performance of a SBIR contract.
(22) “SBIR data protection period” means the period of time during which the Government is obligated to protect SBIR data against unauthorized use and disclosure in accordance with SBIR data rights. The SBIR protection period begins on the date of award of the agreement under which the SBIR data are developed or generated and ends 20 years after that date. This protection period is not extended by subsequent SBIR contracts under which any portion of that SBIR data is used or delivered. The SBIR data protection period of any such subsequent SBIR contract applies only to the SBIR data that are developed or generated under that subsequent contract.
(23) “SBIR data rights” means the Government's rights during the SBIR data protection period (specified in paragraph (b)(5) of this article) to use, modify, reproduce, release, perform, display, or disclose technical data or computer software generated a SBIR award as follows:
(i) Limited rights in such SBIR technical data; and
(ii) Restricted rights in such SBIR computer software.
(24) Technical data means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.
(25) Unlimited rights means rights to use, modify, reproduce, release, perform, display, or disclose, technical data or computer software in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.
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(b) Rights in technical data and computer software. The Contractor grants or shall obtain for the Government the following royalty-free, world-wide, nonexclusive, irrevocable license rights in technical data or noncommercial computer software. All rights not granted to the Government are retained by the Contractor.
(1) Unlimited rights. The Government shall have unlimited rights in technical data, including computer software documentation, or computer software including such data generated under this agreement that are -
(i) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);
(ii) Corrections or changes to Government-furnished technical data or computer software;
(iii) Otherwise publicly available or have been released or disclosed by the Contractor or a subcontractor without restrictions on further use, release or disclosure other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data or computer software to another party or the sale or transfer of some or all of a business entity or its assets to another party;
(iv) Data or software in which the Government has acquired previously unlimited rights under another Government contract or as a result of negotiations;
(v) Data furnished to the Government, under this or any other Government contract or subcontract thereunder, with—
(A) Government purpose license rights, limited rights, or restricted rights, and the restrictive condition(s) has/have expired; or
(B) Government purpose rights and the Contractor’s exclusive right to use such data for commercial purposes has expired.
(2) Government purpose rights.
(i) The Government shall have government purpose rights for the period specified in paragraph (b)(2)(ii) of this Article in data that are—
    (A) Not SBIR data, and are—
(1) Technical data pertaining to items, components, or processes developed with mixed funding, or computer software developed with mixed funding, except when the Government is entitled to unlimited rights in such data as provided in paragraph (b)(1) of this Article; or
(2) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes; or
(B) SBIR data, upon expiration of the SBIR data protection period.
UNCLASSIFIED

(ii)(A) For the non-SBIR data described in paragraph (b)(2)(i)(A) of this clause, the Government shall have Government purpose rights for a period of twenty years, or such other period as may be negotiated. This period shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), or contract modification (including a modification to exercise an option) that required development of the items, components, or processes, or creation of the data described in paragraph (b)(2)(i)(A)(2) of this clause. Upon expiration of the twenty-year or other negotiated period, the Government shall have unlimited rights in the data.
(B) For the SBIR data described in paragraph (b)(2)(i)(B) of this clause, the Government shall have Government purpose rights perpetually, or for such other period as may be negotiated. This period commences upon the expiration of the SBIR data protection period.
(iii) The Government shall not release or disclose data in which it has government purpose rights unless—
(A) Prior to release or disclosure, the intended recipient is subject to the nondisclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation (DFARS); or
(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use of Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(iv) The Contractor has the exclusive right, including the right to license other, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this Article.
(3) Limited rights. The Government shall have limited rights in technical data, that were not generated under this agreement, pertain to items, components or processes developed exclusively at private expense, and are marked, in accordance with the marking instructions in paragraph (f)(1) of this article, with the legend prescribed in paragraph (f)(3) of this article.
(4) Restricted rights in computer software. The Government shall have restricted rights in noncommercial computer software required to be delivered or otherwise furnished to the Government under this agreement that were developed exclusively at private expense and were not generated under this agreement.
(5) SBIR data rights. Except for technical data, including computer software documentation, or computer software in which the Government has unlimited rights under paragraph (b)(1) of this article, the Government shall have SBIR data rights, during the SBIR data protection period of this contract, in all SBIR data.
(6) Specifically negotiated license rights. The standard license rights granted to the Government under paragraphs (b)(1) through (b)(5) of this article may be modified by mutual agreement to provide such rights as the parties consider appropriate. Any rights so negotiated shall be identified in a license agreement made part of this agreement.
UNCLASSIFIED

(7) Prior government rights. Technical data, including computer software documentation, or computer software that will be delivered, furnished, or otherwise provided to the Government under this agreement, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless -
(i) The parties have agreed otherwise; or
(ii) Any restrictions on the Government's rights to use, modify, release, perform, display, or disclose the technical data or computer software have expired or no longer apply.
(8) Release from liability. The Contractor agrees to release the Government from liability for any release or disclosure of technical data, computer software, or computer software documentation made in accordance with paragraph (a)(15), (a)(19), or (b)(5) of this article, or in accordance with the terms of a license negotiated under paragraph (b)(6) of this article, or by others to whom the recipient has released or disclosed the data, software, or documentation and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data or software marked with restrictive legends.
(9) Covered Government support contractors. The Contractor acknowledges that -
(i) Limited rights technical data and restricted rights computer software are authorized to be released or disclosed to covered Government support contractors;
(ii) The Contractor will be notified of such release or disclosure;
(iii) The Contractor may require each such covered Government support contractor to enter into a non-disclosure agreement directly with the Contractor (or the party asserting restrictions as identified in a restrictive legend) regarding the covered Government support contractor's use of such data or software, or alternatively that the Contractor (or party asserting restrictions) may waive in writing the requirement for a non-disclosure agreement; and
(iv) Any such non-disclosure agreement shall address the restrictions on the covered Government support contractor's use of the data or software as set forth in the clause at 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The non-disclosure agreement shall not include any additional terms and conditions unless mutually agreed to by the parties to the non-disclosure agreement.
(c) Rights in derivative computer software or computer software documentation. The Government shall retain its rights as otherwise set forth in this Article XVII in the unchanged portions of any computer software or computer software documentation delivered under this agreement that the Contractor uses to prepare, or includes in, derivative software or documentation.
(d) Third party copyrighted technical data and computer software. The Contractor shall not, without the written approval of the Contracting/Agreement Officer, incorporate any copyrighted technical data, including computer software documentation, or computer software in the data or software to be delivered under this agreement (other than commercial computer software) unless the Contractor is
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the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data or software of the appropriate scope set forth in paragraph (b) of this article and, prior to delivery of such -
(1) Technical data, has affixed to the transmittal document a statement of the license rights obtained; or
(2) Computer software, has provided a statement of the license rights obtained in a form acceptable to the Contracting/Agreement Officer.
(e) Identification and delivery of technical data or computer software to be furnished with restrictions on use, release, or disclosure.
(1) This paragraph does not apply to technical data or computer software that were or will be generated under this agreement or to restrictions based solely on copyright.
(2) Except as provided in paragraph (e)(3) of this article, technical data or computer software that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure is identified in attachment 3 to this agreement. The Contractor shall not deliver any technical data or computer software with restrictive markings unless the technical data or computer software are listed on the Attachment.
(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be delivered to the Contracting/Agreement Officer as soon as practicable prior to the scheduled date for delivery of the technical data or computer software, in the following format, and signed by an official authorized to contractually obligate the Contractor:
Identification and Assertion of Restrictions on the Government's Use, Release, or Disclosure of Technical Data or Computer Software
The Contractor asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions*.	Basis for Assertion**	Asserted Rights Category*** •	Name of Person Asserting Restrictions****
(LIST)	(LIST)	(LIST)	(LIST)
*If the assertion is applicable to items, components, or processes developed at private expense, identify both the technical data and each such item, component, or process.
**Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data or computer software. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.
UNCLASSIFIED

***Enter asserted rights category (e.g., limited rights, restricted rights, government purpose rights, or government purpose license rights from a prior contract, SBIR data rights under another contract, or specifically negotiated licenses).
****Corporation, individual, or other person, as appropriate.
Date
Printed Name and Title
Signature
(End of identification and assertion)
(4) When requested by the Contracting/Agreement Officer, the Contractor shall provide sufficient information to enable the Contracting/Agreement Officer to evaluate the Contractor's assertions. The Contracting/Agreement Officer reserves the right to add the Contractor's assertions to the Attachment and validate any listed assertions, at a later date, in accordance with the procedures of the Validation of Asserted Restrictions - Computer Software and/or Validation of Restrictive Markings on Technical Data articles of this agreement.
(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software to be delivered under this agreement by marking the deliverable data or software subject to restriction. Except as provided in paragraph (f)(7) of this article, only the following markings are authorized under this agreement: the limited rights legend at paragraph (f)(3) of this article; the restricted rights legend at paragraph (f)(4) of this article, the SBIR data rights legend at paragraph (f)(5) of this article, or the special license rights legend at paragraphs (f)(6) of this article; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.
(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend to all technical data and computer software that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data or computer software for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data or computer software transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. However, instructions that interfere with or delay the operation of computer software in order to display a restrictive rights legend or other license statement at any time prior to or during use of the computer software, or otherwise cause such interference or delay, shall not be inserted in software that will or might be used in combat or situations that simulate combat conditions, unless the Contracting/Agreement Officer's written permission to deliver such software has been obtained prior to delivery. Reproductions of technical data, computer software, or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.
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(2) Government purpose rights markings. Data delivered or otherwise furnished to the Government with government purpose rights shall be marked as follows:
GOVERNMENT PURPOSE RIGHTS
Agreement No. FA8614-22-9-0003
Joby Aero, Inc.
340 Woodpecker Ridge Road, Santa Cruz, CA 95060
Expiration date _____________
The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by paragraph (b)(2) of the Rights in Noncommercial Technical Data and Computer Software – Small Business Innovation Research (SBIR) Program article contained in the above identified agreement. No restrictions apply after the expiration date shown above. Any reproduction of data or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(3) Limited rights markings. Technical data not generated under this agreement that pertain to items, components, or processes developed exclusively at private expense and delivered or otherwise furnished with limited rights shall be marked with the following legend:
LIMITED RIGHTS
Agreement No. FA8614-22-9-0003
Joby Aero, Inc.
340 Woodpecker Ridge Road, Santa Cruz, CA 95060
The Government's rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Noncommercial Technical Data and Computer Software - Small Business Innovation Research (SBIR) Program article contained in the above identified agreement. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.
(End of legend)
(4) Restricted rights markings. Computer software delivered or otherwise furnished to the Government with restricted rights shall be marked with the following legend:
RESTRICTED RIGHTS
Agreement No. FA8614-22-9-0003
UNCLASSIFIED

Joby Aero, Inc.
340 Woodpecker Ridge Road, Santa Cruz, CA 95060
The Government's rights to use, modify, reproduce, release, perform, display, or disclose this software are restricted by paragraph (b)(4) of the Rights in Noncommercial Technical Data and Computer Software - Small Business Innovation Research (SBIR) Program article contained in the above identified agreement. Any reproduction of computer software or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.
(End of legend)
(5) SBIR data rights markings: Except for technical data or computer software in which the Government has acquired unlimited rights under paragraph (b)(1) of this article, or negotiated special license rights as provided in paragraph (b)(6) of this article, technical data or computer software generated under this contract shall be marked with the following legend. The Contractor shall enter the expiration date for the SBIR data rights period on the legend:
SBIR DATA RIGHTS
Agreement No. FA8614-22-9-0003
Joby Aero, Inc.
340 Woodpecker Ridge Road, Santa Cruz, CA 95060
[*****]
The Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted during the period shown as provided [*****]. After the expiration date shown above, the Government has perpetual government purpose rights as provided in paragraph (b)(5) of that article. Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.
(End of legend)
(6) Special license rights markings.
(i) Technical data or computer software in which the Government's rights stem from a specifically negotiated license shall be marked with the following legend:
SPECIAL LICENSE RIGHTS
The Government's rights to use, modify, reproduce, release, perform, display, or disclose this technical data or computer software are restricted by Agreement No. FA8614-22-9-0003 License No. ________ (Insert license identifier) ________. Any reproduction of technical data, computer software, or portions thereof marked with this legend must also reproduce the markings.
UNCLASSIFIED

(End of legend)
(ii) For purposes of this article, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(7) of this article).
(7) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software, and those restrictions are still applicable, the Contractor may mark such data or software with the appropriate restrictive legend for which the data or software qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this article shall be followed.
(g) Contractor procedures and records. Throughout performance of this agreement, the Contractor, and its subcontractors or suppliers that will deliver technical data or computer software with other than unlimited rights, shall:
(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this article; and
(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data or computer software delivered under this agreement.
(h) Removal of unjustified and nonconforming markings.
(1) Unjustified markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data or computer software furnished or to be furnished under this agreement are contained in the Validation of Restrictive Markings on Technical Data and the Validation of Asserted Restrictions - Computer Software articles of this agreement, respectively. Notwithstanding any provision of this agreement concerning inspection and acceptance, the Government may ignore or, at the Contractor's expense, correct or strike a marking if, in accordance with the applicable procedures of those articles, a restrictive marking is determined to be unjustified.
(2) Nonconforming markings. A nonconforming marking is a marking placed on technical data or computer software delivered or otherwise furnished to the Government under this agreement that is not in the format authorized by this agreement. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data or the Validation of Asserted Restrictions - Computer Software article of this agreement. If the Contracting/Agreement Officer notifies the Contractor of a nonconforming marking or markings and the Contractor fails to remove or correct such markings within sixty (60) days, the Government may ignore or, at the Contractor's expense, remove or correct any nonconforming markings.
(i) Relation to patents. Nothing contained in this article shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.
(j) Limitation on charges for rights in technical data or computer software.
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(1) The Contractor shall not charge to this agreement any cost, including but not limited to, license fees, royalties, or similar charges, for rights in technical data or computer software to be delivered under this agreement when -
(i) The Government has acquired, by any means, the same or greater rights in the data or software; or
(ii) The data are available to the public without restrictions.
(2) The limitation in paragraph (j)(1) of this article -
(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor of supplier technical data or computer software, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and
(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data or computer software will be delivered.
(k) Applicability to subcontractors or suppliers.
(1) The Contractor shall assure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes required by paragraph (e) of this article are recognized and protected.
(2) Whenever any noncommercial technical data or computer software is to be obtained from a subcontractor or supplier for delivery to the Government under this agreement, the Contractor shall use this same article in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. The Contractor shall use the Technical Data - Commercial Items article of this agreement to obtain technical data pertaining to commercial items, components, or processes. No other article shall be used to enlarge or diminish the Government's, the Contractor's, or a higher tier subcontractor's or supplier's rights in a subcontractor's or supplier's technical data or computer software.
(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime agreement for technical data which may be delivered with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by delivering such technical data directly to the Government, rather than through a higher tier contractor, subcontractor, or supplier.
(4) The Contractor and higher tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data or computer software from their subcontractors or suppliers.
(5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data or computer software as an excuse for failing to satisfy its contractual obligation to the Government.
UNCLASSIFIED

ARTICLE XVIII: VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA
(a)Definitions. As used in this article
(1) “Computer data base” means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.
(2) “Computer program” means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
(3) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.
(4) “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
(5) "Covered Government support contractor" means a contractor (other than a litigation support contractor covered by 252.204-7014 ) under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor—
(i) Is not affiliated with the prime performer or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime performer or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and
(ii) Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(6) “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.
(7) “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.
(8) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
(i) Private expense determinations should be made at the lowest practicable level.
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(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
(9) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.
(10) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
(11) “Form, fit, and function data” means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.
(12) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.
(13) “Government purpose rights” means the rights to—
(i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and
(ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.
(14) “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release, or disclose such data or authorize the use or reproduction of the data by persons outside the Government if—
(i) The reproduction, release, disclosure, or use is—
(A) Necessary for emergency repair and overhaul; or
(B) A release or disclosure to—
(1) A covered Government support contractor in performance of its covered Government support contract for use, modification, reproduction, performance, display, or release or disclosure to a person authorized to receive limited rights technical data; or
(2) A foreign government, of technical data other than detailed manufacturing or process data, when use of such data by the foreign government is in the interest of the Government and is required for evaluational or informational purposes;
(ii) The recipient of the technical data is subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and
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(iii) The performer or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.
(15) “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.
(16) “Unlimited rights” means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.
(b) Presumption regarding development exclusively at private expense.
(1) Commercial items.
(i) Except as provided in paragraph (b)(2) of this article, the Agreement Officer will presume that the Performer’s or a subcontractor’s asserted use or release restrictions with respect to a commercial item is justified on the basis that the item was developed exclusively at private expense.
(ii) The Agreement Officer will not challenge such assertions unless the Agreement Officer has information that demonstrates that the commercial item was not developed exclusively at private expense.
(2) Major weapon systems. In the case of a challenge to a use or release restriction that is asserted with respect to data of the Performer or a subcontractor for a major weapon system or a subsystem or component thereof on the basis that the major weapon system, subsystem, or component was developed exclusively at private expense—
(i) The presumption in paragraph (b)(1) of this article applies to—
(A) A commercial subsystem or component of a major weapon system, if the major weapon system was acquired as a commercial item in accordance with DFARS subpart 234.70 (10 U.S.C. 2379(a));
(B) A component of a subsystem, if the subsystem was acquired as a commercial item in accordance with DFARS subpart 234.70 (10 U.S.C. 2379(b)); and
(C) Any other component, if the component is a commercially available off-the-shelf item or a commercially available off-the-shelf item with modifications of a type customarily available in the commercial marketplace or minor modifications made to meet Federal Government requirements; and
(ii) In all other cases, the challenge to the use or release restriction will be sustained unless information provided by the Performer or a subcontractor demonstrates that the item or process was developed exclusively at private expense.
(c) Justification. The Performer or subcontractor at any tier is responsible for maintaining records sufficient to justify the validity of its markings that impose restrictions on the Government and others to use, duplicate, or disclose technical data delivered or required to be delivered under the Agreement or subcontract. Except as provided in paragraph (b)(1) of this article, the Performer or subcontractor shall be prepared to furnish to the Agreement Officer a written justification for such restrictive markings in response to a challenge under paragraph (e) of this article.
(d) Prechallenge request for information.
UNCLASSIFIED

(1) The Agreement Officer may request the Performer or subcontractor to furnish a written explanation for any restriction asserted by the Performer or subcontractor on the right of the United States or others to use technical data. If, upon review of the explanation delivered, the Agreement Officer remains unable to ascertain the basis of the restrictive marking, the Agreement Officer may further request the Performer or subcontractor to furnish additional information in the records of, or otherwise in the possession of or reasonably available to, the Performer or subcontractor to justify the validity of any restrictive marking on technical data delivered or to be delivered under the Agreement or subcontract (e.g., a statement of facts accompanied with supporting documentation). The Performer or subcontractor shall deliver such written data as requested by the Agreement Officer within the time required or such longer period as may be mutually agreed.
(2) If the Agreement Officer, after reviewing the written data furnished pursuant to paragraph (d)(1) of this article, or any other available information pertaining to the validity of a restrictive marking, determines that reasonable grounds exist to question the current validity of the marking and that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Agreement Officer shall follow the procedures in paragraph (e) of this article.
(3) If the Performer or subcontractor fails to respond to the Agreement Officer's request for information under paragraph (d)(1) of this article, and the Agreement Officer determines that continued adherence to the marking would make impracticable the subsequent competitive acquisition of the item, component, or process to which the technical data relates, the Agreement Officer may challenge the validity of the marking as described in paragraph (e) of this article.
(e) Challenge.
(1) Notwithstanding any provision of this Agreement concerning inspection and acceptance, if the Agreement Officer determines that a challenge to the restrictive marking is warranted, the Agreement Officer shall send a written challenge notice to the Performer or subcontractor asserting the restrictive markings. Such challenge shall—
(i) State the specific grounds for challenging the asserted restriction;
(ii) Require a response within sixty (60) days justifying and providing sufficient evidence as to the current validity of the asserted restriction;
(iii) State that a DoD Agreement Officer's final decision, issued pursuant to paragraph (g) of this article, sustaining the validity of a restrictive marking identical to the asserted restriction, within the three-year period preceding the challenge, shall serve as justification for the asserted restriction if the validated restriction was asserted by the same Performer or subcontractor (or any licensee of such Performer or subcontractor) to which such notice is being provided; and
(iv) State that failure to respond to the challenge notice may result in issuance of a final decision pursuant to paragraph (f) of this article.
(2) The Agreement Officer shall extend the time for response as appropriate if the Performer or subcontractor submits a written request showing the need for additional time to prepare a response.
(3) The Performer's or subcontractor's written response shall be considered a claim within the meaning of 41 U.S.C. 7101, Agreement Disputes, and shall be certified in the form prescribed at 33.207 of the Federal Acquisition Regulation, regardless of dollar amount.
(4) A Performer or subcontractor receiving challenges to the same restrictive markings from more than one Agreement Officer shall notify each Agreement Officer of the existence of more than one challenge. The notice shall also state which Agreement Officer initiated the first in time
UNCLASSIFIED

unanswered challenge. The Agreement Officer initiating the first in time unanswered challenge after consultation with the Performer or subcontractor and the other Agreement Officers, shall formulate and distribute a schedule for responding to each of the challenge notices to all interested parties. The schedule shall afford the Performer or subcontractor an opportunity to respond to each challenge notice. All parties will be bound by this schedule.
(f) Final decision when Performer or subcontractor fails to respond. Upon a failure of a Performer or subcontractor to submit any response to the challenge notice the Agreement Officer will issue a final decision to the Performer or subcontractor in accordance with paragraph (b) of this article and the Disputes article of this Agreement pertaining to the validity of the asserted restriction. This final decision shall be issued as soon as possible after the expiration of the time period of paragraph (e)(1)(ii) or (e)(2) of this article. Following issuance of the final decision, the Agreement Officer will comply with the procedures in paragraphs (g)(2)(ii) through (iv) of this article.
(g) Final decision when Performer or subcontractor responds.
(1) If the Agreement Officer determines that the Performer or subcontractor has justified the validity of the restrictive marking, the Agreement Officer shall issue a final decision to the Performer or subcontractor sustaining the validity of the restrictive marking, and stating that the Government will continue to be bound by the restrictive marking. This final decision shall be issued within sixty (60) days after receipt of the Performer's or subcontractor's response to the challenge notice, or within such longer period that the Agreement Officer has notified the Performer or subcontractor that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.
(2)(i) If the Agreement Officer determines that the validity of the restrictive marking is not justified, the Agreement Officer shall issue a final decision to the Performer or subcontractor in accordance with the Disputes article of this Agreement. Notwithstanding paragraph (e) of the Disputes article, the final decision shall be issued within sixty (60) days after receipt of the Performer's or subcontractor's response to the challenge notice, or within such longer period that the Agreement Officer has notified the Performer or subcontractor of the longer period that the Government will require. The notification of a longer period for issuance of a final decision will be made within sixty (60) days after receipt of the response to the challenge notice.
(ii) The Government agrees that it will continue to be bound by the restrictive marking for a period of ninety (90) days from the issuance of the Agreement Officer's final decision under paragraph (g)(2)(i) of this article. The Performer or subcontractor agrees that, if it intends to file suit in the United States Claims Court it will provide a notice of intent to file suit to the Agreement Officer within ninety (90) days from the issuance of the Agreement Officer's final decision under paragraph (g)(2)(i) of this article. If the Performer or subcontractor fails to appeal, file suit, or provide a notice of intent to file suit to the Agreement Officer within the ninety (90)-day period, the Government may cancel or ignore the restrictive markings, and the failure of the Performer or subcontractor to take the required action constitutes agreement with such Government action.
(iii) The Government agrees that it will continue to be bound by the restrictive marking where a notice of intent to file suit in the United States Claims Court is provided to the Agreement Officer within ninety (90) days from the issuance of the final decision under paragraph (g)(2)(i) of this article. The Government will no longer be bound, and the Performer or subcontractor agrees that the Government may strike or ignore the restrictive markings, if the Performer or subcontractor fails to file its suit within one (1) year after issuance of the final decision. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, that urgent or compelling circumstances will not permit waiting for the filing of a suit in the United States Claims Court, the Performer or subcontractor agrees that the agency may, following notice to the Performer or subcontractor, authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Performer's or subcontractor's right to
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damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.
(iv) The Government agrees that it will be bound by the restrictive marking where an appeal or suit is filed pursuant to the Agreement Disputes statute until final disposition by an agency Board of Contract Appeals or the United States Claims Court. Notwithstanding the foregoing, where the head of an agency determines, on a nondelegable basis, following notice to the Performer that urgent or compelling circumstances will not permit awaiting the decision by such Board of Contract Appeals or the United States Claims Court, the Performer or subcontractor agrees that the agency may authorize release or disclosure of the technical data. Such agency determination may be made at any time after issuance of the final decision and will not affect the Performer's or subcontractor's right to damages against the United States where its restrictive markings are ultimately upheld or to pursue other relief, if any, as may be provided by law.
(h) Final disposition of appeal or suit.
(1) If the Performer or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Agreement Officer's decision is sustained—
(i) The restrictive marking on the technical data shall be cancelled, corrected or ignored; and
(ii) If the restrictive marking is found not to be substantially justified, the Performer or subcontractor, as appropriate, shall be liable to the Government for payment of the cost to the Government of reviewing the restrictive marking and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the marking, unless special circumstances would make such payment unjust.
(2) If the Performer or subcontractor appeals or files suit and if, upon final disposition of the appeal or suit, the Agreement Officer's decision is not sustained—
(i) The Government shall continue to be bound by the restrictive marking; and
(ii) The Government shall be liable to the Performer or subcontractor for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Performer or subcontractor in defending the marking, if the challenge by the Government is found not to have been made in good faith.
(iii) Duration of right to challenge. The Government may review the validity of any restriction on technical data, delivered or to be delivered under a contract, asserted by the Performer or subcontractor. During the period within three (3) years of final payment on a contract or within three (3) years of delivery of the technical data to the Government, whichever is later, the Agreement Officer may review and make a written determination to challenge the restriction. The Government may, however, challenge a restriction on the release, disclosure or use of technical data at any time if such technical data—
(1) Is publicly available;
(2) Has been furnished to the United States without restriction; or
(3) Has been otherwise made available without restriction. Only the Agreement Officer's final decision resolving a formal challenge by sustaining the validity of a restrictive marking constitutes “validation” as addressed in 10 U.S.C. 2321.
(j) Decision not to challenge. A decision by the Government, or a determination by the Agreement Officer, to not challenge the restrictive marking or asserted restriction shall not constitute “validation.”
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(k) Privity of contract. The Performer or subcontractor agrees that the Agreement Officer may transact matters under this article directly with subcontractors at any tier that assert restrictive markings. However, this article neither creates nor implies privity of contract between the Government and subcontractors.
(l) Flowdown. The Performer or subcontractor agrees to insert this article in contractual instruments, including subcontracts and other contractual instruments for commercial items, with its subcontractors or suppliers at any tier requiring the delivery of technical data.
ARTICLE XIX: VALIDATION OF ASSERTED RESTRICTIONS – COMPUTER SOFTWARE
(a) Definitions. As used in this article—
(1) “Commercial computer software” means software developed or regularly used for non-governmental purposes which—
(i) Has been sold, leased, or licensed to the public;
(ii) Has been offered for sale, lease, or license to the public;
(iii) Has not been offered, sold, leased, or licensed to the public but will be available for commercial sale, lease, or license in time to satisfy the delivery requirements of this agreement; or
(iv) Satisfies a criterion expressed in paragraph (a)(1)(i), (ii), or (iii) of this article and would require only minor modification to meet the requirements of this agreement.
(2) “Computer database” means a collection of recorded data in a form capable of being processed by a computer. The term does not include computer software.
(3) “Computer program” means a set of instructions, rules, or routines, recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.
(4) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer databases or computer software documentation.
(5) “Computer software documentation” means owner's manuals, user's manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.
(6) "Covered Government support contractor" means a contractor (other than a litigation support contractor covered by 252.204-7014 ) under a contract, the primary purpose of which is to furnish independent and impartial advice or technical assistance directly to the Government in support of the Government’s management and oversight of a program or effort (rather than to directly furnish an end item or service to accomplish a program or effort), provided that the contractor—
(i) Is not affiliated with the prime performer or a first-tier subcontractor on the program or effort, or with any direct competitor of such prime performer or any such first-tier subcontractor in furnishing end items or services of the type developed or produced on the program or effort; and
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(ii) Receives access to technical data or computer software for performance of a Government contract that contains the clause at 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.
(7) “Developed” means that—
(i) A computer program has been successfully operated in a computer and tested to the extent sufficient to demonstrate to reasonable persons skilled in the art that the program can reasonably be expected to perform its intended purpose;
(ii) Computer software, other than computer programs, has been tested or analyzed to the extent sufficient to demonstrate to reasonable persons skilled in the art that the software can reasonably be expected to perform its intended purpose; or
(iii) Computer software documentation required to be delivered under a contract has been written, in any medium, in sufficient detail to comply with requirements under that contract.
(8) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.
(i) Private expense determinations should be made at the lowest practicable level.
(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.
(9) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.
(10) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.
(11) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation for commercial purposes or authorize others to do so.
(12) “Government purpose rights” means the rights to—
(i) Use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation within the Government without restriction; and
(ii) Release or disclose computer software or computer software documentation outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose the software or documentation for United States government purposes.
(13) “Minor modification” means a modification that does not significantly alter the nongovernmental function or purpose of the software or is of the type customarily provided in the commercial marketplace.
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(14) “Noncommercial computer software” means software that does not qualify as commercial computer software under paragraph (a)(1) of this article.
(15) “Restricted rights” apply only to noncommercial computer software and mean the Government's rights to—
(i) Use a computer program with one computer at one time. The program may not be accessed by more than one terminal or central processing unit or time shared unless otherwise permitted by this agreement;
(ii) Transfer a computer program to another Government agency without the further permission of the Performer if the transferor destroys all copies of the program and related computer software documentation in its possession and notifies the licensor of the transfer. Transferred programs remain subject to the provisions of this article;
(iii) Make the minimum number of copies of the computer software required for safekeeping (archive), backup, or modification purposes;
(iv) Modify computer software provided that the Government may—
(A) Use the modified software only as provided in paragraphs (a)(15)(i) and (iii) of this article; and
(B) Not release or disclose the modified software except as provided in paragraphs (a)(15)(ii), (v), (vi) and (vii) of this article;
(v) Permit contractors or subcontractors performing service contracts (see 37.101 of the Federal Acquisition Regulation) in support of this or a related contract to use computer software to diagnose and correct deficiencies in a computer program, to modify computer software to enable a computer program to be combined with, adapted to, or merged with other computer programs or when necessary to respond to urgent tactical situations, provided that—
(A) The Government notifies the party which has granted restricted rights that a release or disclosure to particular contractors or subcontractors was made;
(B) Such contractors or subcontractors are subject to the use and non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS) or are Government contractors receiving access to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends;
(C) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this article, for any other purpose; and
(D) Such use is subject to the limitations in paragraphs (a)(15)(i) through (iii) of this article;
(vi) Permit contractors or subcontractors performing emergency repairs or overhaul of items or components of items procured under this or a related contract to use the computer software when necessary to perform the repairs or overhaul, or to modify the computer software to reflect the repairs or overhaul made, provided that—
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(A) The intended recipient is subject to the use and non-disclosure agreement at DFARS 227.7103-7 or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends;
(B) The Government shall not permit the recipient to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this article, for any other purpose; and
(C) Such use is subject to the limitations in paragraphs (a)(15)(i) through (iii) of this article; and
(vii) Permit covered Government support contractors in the performance of covered Government support contracts that contain the clause at 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends, to use, modify, reproduce, perform, display, or release or disclose the computer software to a person authorized to receive restricted rights computer software, provided that—
(A) The Government shall not permit the covered Government support contractor to decompile, disassemble, or reverse engineer the software, or use software decompiled, disassembled, or reverse engineered by the Government pursuant to paragraph (a)(15)(iv) of this article, for any other purpose; and
(B) Such use is subject to the limitations in paragraphs (a)(15)(i) through (iv) of this article.
(16) “Unlimited rights” means rights to use, modify, reproduce, release, perform, display, or disclose computer software or computer software documentation in whole or in part, in any manner and for any purpose whatsoever, and to have or authorize others to do so.
(b) Justification. The Performer shall maintain records sufficient to justify the validity of any markings that assert restrictions on the Government's rights to use, modify, reproduce, perform, display, release, or disclose computer software delivered or required to be delivered under this agreement and shall be prepared to furnish to the Agreement Officer a written justification for such restrictive markings in response to a request for information under paragraph (d) or a challenge under paragraph (f) of this article.
(c) Direct contact with subcontractors or suppliers. The Performer agrees that the Agreement Officer may transact matters under this article directly with subcontractors or suppliers at any tier who assert restrictions on the Government's right to use, modify, reproduce, release, perform, display, or disclose computer software. Neither this article, nor any action taken by the Government under this article, creates or implies privity of contract between the Government and the Performer's subcontractors or suppliers.
(d) Requests for information.
(1) The Agreement Officer may request the Performer to provide sufficient information to enable the Agreement Officer to evaluate the Performer's asserted restrictions. Such information shall be based upon the records required by this article or other information reasonably available to the Performer.
(2) Based upon the information provided, if the—
(i) Performer agrees that an asserted restriction is not valid, the Agreement Officer may—
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(A) Strike or correct the unjustified marking at the Performer's expense; or
(B) Return the computer software to the Performer for correction at the Performer's expense. If the Performer fails to correct or strike the unjustified restriction and return the corrected software to the Agreement Officer within sixty (60) days following receipt of the software, the Agreement Officer may correct or strike the markings at that Performer's expense.
(ii) Agreement Officer concludes that the asserted restriction is appropriate for this agreement, the Agreement Officer shall so notify the Performer in writing.
(3) The Performer's failure to provide a timely response to an Agreement Officer's request for information or failure to provide sufficient information to enable the Agreement Officer to evaluate an asserted restriction shall constitute reasonable grounds for questioning the validity of an asserted restriction.
(e) Government right to challenge and validate asserted restrictions.
(1) The Government, when there are reasonable grounds to do so, has the right to review and challenge the validity of any restrictions asserted by the Performer on the Government's rights to use, modify, reproduce, release, perform, display, or disclose computer software delivered, to be delivered under this agreement, or otherwise provided to the Government in the performance of this agreement. Except for software that is publicly available, has been furnished to the Government without restrictions, or has been otherwise made available without restrictions, the Government may exercise this right only within three years after the date(s) the software is delivered or otherwise furnished to the Government, or three years following final payment under this agreement, whichever is later.
(2) The absence of a challenge to an asserted restriction shall not constitute validation under this article. Only an Agreement Officer's final decision or actions of an agency Board of Contract Appeals or a court of competent jurisdiction that sustain the validity of an asserted restriction constitute validation of the restriction.
(f) Challenge procedures.
(1) A challenge must be in writing and shall—
(i) State the specific grounds for challenging the asserted restriction;
(ii) Require the Performer to respond within sixty (60) days;
(iii) Require the Performer to provide justification for the assertion based upon records kept in accordance with paragraph (b) of this article and such other documentation that are reasonably available to the Performer, in sufficient detail to enable the Agreement Officer to determine the validity of the asserted restrictions; and
(iv) State that an Agreement Officer's final decision, during the three-year period preceding this challenge, or action of a court of competent jurisdiction or Board of Contract Appeals that sustained the validity of an identical assertion made by the Performer (or a licensee) shall serve as justification for the asserted restriction.
(2) The Agreement Officer shall extend the time for response if the Performer submits a written request showing the need for additional time to prepare a response.
(3) The Agreement Officer may request additional supporting documentation if, in the Agreement Officer’s opinion, the Performer's explanation does not provide sufficient evidence to justify the
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validity of the asserted restrictions. The Performer agrees to promptly respond to the Agreement Officer's request for additional supporting documentation.
(4) Notwithstanding challenge by the Agreement Officer, the parties may agree on the disposition of an asserted restriction at any time prior to an Agreement Officer's final decision or, if the Performer has appealed that decision, filed suit, or provided notice of an intent to file suit, at any time prior to a decision by a court of competent jurisdiction or Board of Contract Appeals.
(5) If the Performer fails to respond to the Agreement Officer's request for information or additional information under paragraph (f)(1) of this article, the Agreement Officer shall issue a final decision, in accordance with the Disputes article of this agreement, pertaining to the validity of the asserted restriction.
(6) If the Agreement Officer, after reviewing any available information pertaining to the validity of an asserted restriction, determines that the asserted restriction has—
(i) Not been justified, the Agreement Officer shall issue promptly a final decision, in accordance with the Disputes article of this agreement, denying the validity of the asserted restriction; or
(ii) Been justified, the Agreement Officer shall issue promptly a final decision, in accordance with the Disputes article of this agreement, validating the asserted restriction.
(7) A Performer receiving challenges to the same asserted restriction(s) from more than one Agreement Officer shall notify each Agreement Officer of the other challenges. The notice shall also state which Agreement Officer initiated the first in time unanswered challenge. The Agreement Officer who initiated the first in time unanswered challenge, after consultation with the other Agreement Officers who have challenged the restrictions and the Performer, shall formulate and distribute a schedule that provides the Performer a reasonable opportunity for responding to each challenge.
(g) Performer appeal—Government obligation.
(1) The Government agrees that, notwithstanding an Agreement Officer's final decision denying the validity of an asserted restriction and except as provided in paragraph (g)(3) of this article, it will honor the asserted restriction—
(i) For a period of ninety (90) days from the date of the Agreement Officer's final decision to allow the Performer to appeal to the appropriate Board of Contract Appeals or to file suit in an appropriate court;
(ii) For a period of one year from the date of the Agreement Officer's final decision if, within the first ninety (90) days following the Agreement Officer's final decision, the Performer has provided notice of an intent to file suit in an appropriate court; or
(iii) Until final disposition by the appropriate Board of Contract Appeals or court of competent jurisdiction, if the Performer has:
(A) Appealed to the Board of Contract Appeals or filed suit an appropriate court within ninety (90) days; or
(B) Submitted, within ninety (90) days, a notice of intent to file suit in an appropriate court and filed suit within one year.
(2) The Performer agrees that the Government may strike, correct, or ignore the restrictive markings if the Performer fails to—
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(i) Appeal to a Board of Contract Appeals within ninety (90) days from the date of the Agreement Officer's final decision;
(ii) File suit in an appropriate court within ninety (90) days from such date; or
(iii) File suit within one year after the date of the Agreement Officer's final decision if the Performer had provided notice of intent to file suit within ninety (90) days following the date of the Agreement Officer's final decision.
(3) The agency head, on a nondelegable basis, may determine that urgent or compelling circumstances do not permit awaiting the filing of suit in an appropriate court, or the rendering of a decision by a court of competent jurisdiction or Board of Contract Appeals. In that event, the agency head shall notify the Performer of the urgent or compelling circumstances. Notwithstanding paragraph (g)(1) of this article, the Performer agrees that the agency may use, modify, reproduce, release, perform, display, or disclose computer software marked with (i) government purpose legends for any purpose, and authorize others to do so; or (ii) restricted or special license rights for government purposes only. The Government agrees not to release or disclose such software unless, prior to release or disclosure, the intended recipient is subject to the use and non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS), or is a Government contractor receiving access to the software for performance of a Government contract that contains the clause at DFARS 252.227-7025 , Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends. The agency head's determination may be made at any time after the date of the Agreement Officer's final decision and shall not affect the Performer's right to damages against the United States, or other relief provided by law, if its asserted restrictions are ultimately upheld.
(h) Final disposition of appeal or suit. If the Performer appeals or files suit and if, upon final disposition of the appeal or suit, the Agreement Officer's decision is:
(1) Sustained—
(i) Any restrictive marking on such computer software shall be struck or corrected at the Performer's expense or ignored; and
(ii) If the asserted restriction is found not to be substantially justified, the Performer shall be liable to the Government for payment of the cost to the Government of reviewing the asserted restriction and the fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Government in challenging the restriction, unless special circumstances would make such payment unjust.
(2) Not sustained—
(i) The Government shall be bound by the asserted restriction; and
(ii) If the challenge by the Government is found not to have been made in good faith, the Government shall be liable to the Performer for payment of fees and other expenses (as defined in 28 U.S.C. 2412(d)(2)(A)) incurred by the Performer in defending the restriction.
(iii) Flowdown. The Performer shall insert this article in all contracts, purchase orders, and other similar instruments with its subcontractors or suppliers, at any tier, who will be furnishing computer software to the Government in the performance of this agreement. The article may not be altered other than to identify the appropriate parties.

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ARTICLE XX: CYBERSECURITY AND INFORMATION PROTECTION

(1) This article applies to the extent that this agreement involves access to Unclassified Information, more specifically “Controlled Unclassified Information” (CUI). CUI is technical or sensitive information that is described in the Controlled Unclassified Information (CUI) Registry at https://www.archives.gov/cui or provide by the program office, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Government wide policies, and is—

(a) Marked or otherwise identified in the OTA and provided to the offeree by or on behalf of Air Force in support of the performance of an agreement

(b)Collected, developed, received, transmitted, used, or stored by or on behalf of the performer in support of the performance of the effort.

(c)Not approved for public release without written authorization from the program office or AO

(2) The Performer shall comply with --

(a) DOD Instruction 5230.24, Distribution Statements on Technical Documents
(b) DOD 5200.01, Volume 4, DoD Information Security Program
(c) Latest revision of the NIST (National Institute of Standards and Technology) Special Publication 800-171, Protecting CUI in Nonfederal Systems and Organizations
(d) The requirements to have and maintain a DD form 2345
(e) General Operations Security (OPSEC) procedures, policies and awareness are required in an effort to reduce program vulnerability from successful adversary collection and exploitation of critical information. OPSEC will be applied throughout the life cycle of the contract and each employee working on the effort will be briefed annually on OPSEC. The Critical Information List (CIL) will be provided upon request by the Program office. If the performer works on the government installation, OPSEC guidance will be provided by the government Information Protection Office.

(3) The Performer will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees and sub performers/subcontractors, vendors dealing or handling official DoD information.

(4) For those personnel that require access to controlled information, Performer personnel will have an appropriate clearance. All Performer personnel with access to Government unclassified information, containing sensitive program information, shall have a minimum of Tier 1 investigation.

(5)The Performer shall safeguard unclassified controlled technical information from compromise. Security incidents of Performer’s information network shall be reported to the Defense Counterintelligence Security Agency (DCSA). Incidents shall be promptly reported to both DCSA and also the AO.

Flowdown. The Performer shall insert this article in all contracts, purchase orders, and other similar instruments with its subcontractors or suppliers, at any tier.

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ARTICLE XXI: SAFEGUARDING COVERED DEFENSE INFORMATION

“Covered defense information” means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Government-wide policies, and is—

(1) Marked or otherwise identified in the agreement, and provided to the performer by or on behalf of DoD in support of the performance of the agreement; or

(2) Collected, developed, received, transmitted, used, or stored by or on behalf of the performer in support of the performance of the agreement.

“Covered performer information system” means an unclassified information system that is owned, or operated by or for, a performer and that processes, stores, or transmits covered defense information.

“Cyber incident” means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

“Rapidly report” means within 72 hours of discovery of any cyber incident.

The performer shall cooperate with the Agreement Officer to take all commercially reasonable measures to protect Government data and Government-related data from any unauthorized disclosure. The Performer agrees that the following conditions apply to any covered defense information it receives or creates in the performance of this agreement.

The Performer shall access and use the covered defense information provided in definition paragraph (1) above only for the purpose of furnishing advice or technical assistance directly to the Government in support of this agreement.

The Performer shall use commercially reasonable efforts to protect the information against unauthorized release or disclosure.

The Performer shall ensure that its employees are subject to use and non-disclosure obligations consistent with this article prior to employees being provided access to or use of the information.

When the Performer discovers a cyber-incident that affects a covered performer information system or the covered defense information residing therein, or that affects the performer’s ability to perform the requirements of the agreement the Performer shall conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered performer information system(s) that were part of the cyber incident, as well as other information systems on the Performer’s network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the Performer’s ability to provide operationally critical support; and rapidly report cyber incidents to DoD at https://dibnet.dod.mil and the AO.

Flowdown. The Performer shall insert this article in all contracts, purchase orders, and other similar instruments with its subcontractors or suppliers, at any tier.

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ARTICLE XXII: PROHIBITION ON CONTRACTING FOR CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT
In accordance with the Section 889(a)(1)(A) and 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232), the following article, is hereby included:
    (a) Definitions. As used in this Article—
    Backhaul means intermediate links between the core network, or backbone network, and the small subnetworks at the edge of the network (e.g., connecting cell phones/towers to the core telephone network). Backhaul can be wireless (e.g., microwave) or wired (e.g., fiber optic, coaxial cable, Ethernet).
    Covered foreign country means The People's Republic of China.
    Covered telecommunications equipment or services means—
(1) Telecommunications equipment produced by Huawei Technologies Company or ZTE Corporation (or any subsidiary or affiliate of such entities);
(2) For the purpose of public safety, security of Government facilities, physical security surveillance of critical infrastructure, and other national security purposes, video surveillance and telecommunications equipment produced by Hytera Communications Corporation, Hangzhou Hikvision Digital Technology Company, or Dahua Technology Company (or any subsidiary or affiliate of such entities);
(3) Telecommunications or video surveillance services provided by such entities or using such equipment; or
(4) Telecommunications or video surveillance equipment or services produced or provided by an entity that the Secretary of Defense, in consultation with the Director of National Intelligence or the Director of the Federal Bureau of Investigation, reasonably believes to be an entity owned or controlled by, or otherwise connected to, the government of a covered foreign country.
    Critical technology means—
(1) Defense articles or defense services included on the United States Munitions List set forth in the International Traffic in Arms Regulations under subchapter M of chapter I of title 22, Code of Federal Regulations;
(2) Items included on the Commerce Control List set forth in Supplement No. 1 to part 774 of the Export Administration Regulations under subchapter C of chapter VII of title 15, Code of Federal Regulations, and controlled—
(i) Pursuant to multilateral regimes, including for reasons relating to national security, chemical and biological weapons proliferation, nuclear nonproliferation, or missile technology; or
            (ii) For reasons relating to regional stability or surreptitious listening;
(3) Specially designed and prepared nuclear equipment, parts and components, materials, software, and technology covered by part 810 of title 10, Code of Federal Regulations (relating to assistance to foreign atomic energy activities);
(4) Nuclear facilities, equipment, and material covered by part 110 of title 10, Code of Federal Regulations (relating to export and import of nuclear equipment and material);
(5) Select agents and toxins covered by part 331 of title 7, Code of Federal Regulations, part 121 of title 9 of such Code, or part 73 of title 42 of such Code; or
(6) Emerging and foundational technologies controlled pursuant to section 1758 of the Export Control Reform Act of 2018 (50 U.S.C. 4817).
    Interconnection arrangements means arrangements governing the physical connection of two or more networks to allow the use of another's network to hand off traffic where it is ultimately delivered (e.g., connection of a customer of telephone provider A to a customer of telephone company B) or sharing data and other information resources.
UNCLASSIFIED

    Reasonable inquiry means an inquiry designed to uncover any information in the entity's possession about the identity of the producer or provider of covered telecommunications equipment or services used by the entity that excludes the need to include an internal or third-party audit.
    Roaming means cellular communications services (e.g., voice, video, data) received from a visited network when unable to connect to the facilities of the home network either because signal coverage is too weak or because traffic is too high.
    Substantial or essential component means any component necessary for the proper function or performance of a piece of equipment, system, or service.
    (b) Prohibition.
(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. The Performer is prohibited from providing to the Government any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this article applies or the covered telecommunication equipment or services are covered by a waiver described as follows:
(a) The head of an executive agency may, on a one-time basis, waive the requirements under subsection (a) with respect to an entity that requests such a waiver. The waiver may be provided, for a period of not to extend beyond August 13, 2021 for (a)(1)(A) prohibition, if the entity seeking the waiver--,
(1) provides a compelling justification for the additional time to implement the requirements under such subsection, as determined by the head of the executive agency; and
(2) submits to the head of the executive agency, who shall not later than 30 days thereafter submit to the appropriate congressional committees, a full and complete laydown of the presences of covered telecommunications or video surveillance equipment or services in the entity's supply chain and a phase-out plan to eliminate such covered telecommunications or video surveillance equipment or services from the entity's systems.
(b) Director of national intelligence.--The Director of National Intelligence may provide a waiver on a date later than the effective dates described in subsection (c) if the Director determines the waiver is in the national security interests of the United States.
(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract, or extending or renewing a contract, with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system, unless an exception at paragraph (c) of this article applies or the covered telecommunication equipment or services are covered by a waiver described as follows:
(a) The head of an executive agency may, on a one-time basis, waive the requirements under subsection (a) with respect to an entity that requests such a waiver. The waiver may be provided, for a period of not to extend beyond August 13, 2022 for (a)(1)(B) prohibition, if the entity seeking the waiver--,
(1) provides a compelling justification for the additional time to implement the requirements under such subsection, as determined by the head of the executive agency; and
(2) submits to the head of the executive agency, who shall not later than 30 days thereafter submit to the appropriate congressional committees, a full and complete laydown of the presences of covered telecommunications or video surveillance equipment or services in the entity's supply chain and a phase-out plan to eliminate such covered telecommunications or video surveillance equipment or services from the entity's systems.
(b) Director of national intelligence.--The Director of National Intelligence may provide a waiver on a date later than the effective dates described in subsection (c) if the Director determines the waiver is in the national security interests of the United States.
UNCLASSIFIED

This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract.
    (c) Exceptions. This article does not prohibit Performers from providing—
(1) A service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or
(2) Telecommunications equipment that cannot route or redirect user data traffic or permit visibility into any user data or packets that such equipment transmits or otherwise handles.
    (d) Reporting requirement.
(1) In the event the Performer identifies covered telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, or the Performer is notified of such by a subcontractor at any tier or by any other source, the Performer shall report the information in paragraph (d)(2) of this article to the Agreement Officer, unless elsewhere in this contract are established procedures for reporting the information; in the case of the Department of Defense, the Performer shall report to the website at https://dibnet.dod.mil. For Consortium agreements, the Performer shall report to the Agreement Officer for the Consortium and the Agreements Officer(s) for any affected subproject prototype or, in the case of the Department of Defense, identify both the consortium agreement and any affected subproject prototype Other Transactions in the report provided at https://dibnet.dod.mil.
        (2) The Performer shall report the following information pursuant to paragraph (d)(1) of this article:
            (i) Within one business day from the date of such identification or notification: The Agreement number; the order number(s), if applicable; supplier name; supplier unique entity identifier (if known); supplier Commercial and Government Entity (CAGE) code (if known); brand; model number (original equipment manufacturer number, manufacturer part number, or wholesaler number); item description; and any readily available information about mitigation actions undertaken or recommended.
            (ii) Within 10 business days of submitting the information in paragraph (d)(2)(i) of this article: Any further available information about mitigation actions undertaken or recommended. In addition, the Performer shall describe the efforts it undertook to prevent use or submission of covered telecommunications equipment or services, and any additional efforts that will be incorporated to prevent future use or submission of covered telecommunications equipment or services.
(d)Subcontracts. The Performer shall insert the substance of this article, including this paragraph (e) and excluding paragraph (b)(2), in all subcontracts and other contractual instruments, including subcontracts for the acquisition of commercial items.
ARTICLE XXIII: CLOSEOUT PROCESS

The Performer shall comply and assist with the contract/agreement closeout process as determined by the Agreements Officer. After the period of performance is completed, the AO shall verify that all work under the agreement has been completed. Once the contract is completed, the AO will begin the close-out process and finalize any outstanding concerns with the Performer. The AO shall send a letter to the performer requesting release of claims.

ARTICLE XXIV: INDEMNITY

The performer shall indemnify the Government and its officers, agents, and employees acting for the Government against any liability, including costs and expense, incurred as the result of the violation of trade secrets, copyrights, or right of privacy or publicity, arising out of the creation, delivery, publication, or use of any data furnished under this agreement; or any libelous or other unlawful matter contained in such data.
UNCLASSIFIED

ARTICLE XXV: GOVERNMENT FURNISHED EQUIPMENT (GFE)/PROPERTY (GFP)

NOTE: A GFE/GFP attachment list has not yet been established. The establishment of a GFE/GFP attachment will occur prior to the performer using any GFP/GFE.

Issue, Delivery, Receipt of Government Furnished Equipment/Property

The government Program Manager will provide the basis of in the government’s delivery of government furnished equipment (GFE)/property (GFP) to the contractor. The government Program Manager will send a GFP/GFE attachment list to the contractors Program Manager or GFE/GFP representative. The contractors Program Manager or GFE/GFP representative will acknowledge receipt and provide a copy of the signed acknowledgment to the government Program Manager and Agreements Manager.

The performer shall have a system that will allow the performer to obtain, control, use, preserve, protect, repair, and deliver the property in their possession.  All Government-furnished property title shall vest in the Government. The Government shall review, inspect, and evaluate the performers property management systems, procedures, records, and documentation. The Government shall perform if applicable, an annual review, as needed, to record and identify the physical inventory of property to ensure proper tracking.

The Agreements Officer by written notice may increase or decrease, substitute, or withdraw authority to use GFE/GFP at any time.

Scope and Usage of Government Furnished Equipment/Property

The performer shall use the GFE/GFP within the scope of the agreement. The performer shall flow-down requirements to applicable subcontractors that will access or use GFE/GFP within the scope of the agreement. The performer that provides GFE/GFP to a subcontractor shall not be relieved of any responsibility to the Government under the terms of the agreement.

Modifications or alterations of GFE/GFP are prohibited unless approved by the Government Program Manager and Agreements Officer and they are reasonable and necessary or required for normal maintenance. The performer shall not cannibalize GFE/GFP. The performer shall not dispose of any GFE/GFP until authorized to do so by the authorizing official or Agreements Officer.

The GFE/GFP will be provided timely to the Performer for the performance under this agreement and if GFE/GFP is not delivered timely, an equitable adjustment to the period of performance will be considered.

Lost, Stolen or Damage of Government Furnished Equipment/Property

The contractor will notify the government Program Manager and Agreements Officers of any late deliverables due to lost or damaged GFE/GFP. The contractor will establish and maintain proper storing, tagging, and safe keeping of GFE/GFP. The Government will rely on the performers established property management systems to manage GFE/GFP.
UNCLASSIFIED

The contractor will report any loss or damage of GFE/GFP to the government within five business days. The contractor may only be determined as financially liable after receipt of GFE/GFP, if the lost, damage, or stolen GFE/GFP was demonstrated as willfully negligent.

ARTICLE XXVI: CONTRACTOR ACQUIRED PROPTERTY (CAP)
NOTE: No CAP has yet been established. The establishment of a CAP ALIN structure will occur prior to the performer being provided funding for CAP.

Issue, Delivery, Receipt of CAP

The performer shall provide a list of separately priced property/equipment to the Government PM and AO to review and approval. Upon approval, CAP will be added to the subject agreement as a funded ALIN and if applicable, as a Not Separately Priced (NSP) ALIN to identify CAP that will be delivered back to the Government. CAP as identified in Article V and established ALINs, purchased by the performer for which the performer is entitled to be reimbursed upon providing the Government a receipt of purchase as a direct cost item.

Title to CAP for activities within scope of this agreement shall vest in the contractor upon acquisition or as soon thereafter as feasible, provided that the performer obtained the Agreement Officer’s approval before each acquisition. Upon completion of required usage of property purchased, if not consumed or damage, the performer shall deliver property to the requiring Government agency, or performer may buy it back for the original purchase price listed in the agreement. Once CAP is delivered to the Government, title shall pass to and vest in the Government.

The Agreements Officer by written notice may withdraw authority to use CAP at any time.

Scope and Usage of CAP

The performer shall use the CAP within the scope of the agreement. The performer shall flow-down requirements to applicable subcontractors that will access or use CAP within the scope of the agreement. The performer that provides CAP to a subcontractor shall not be relieved of any responsibility to the Government under the terms of the agreement.

Modifications or alterations of CAP are prohibited unless approved by the Government Program Manager and Agreements Officer and they are reasonable and necessary or required for normal maintenance. The performer shall not cannibalize CAP. The performer shall not dispose of any CAP until authorized to do so by the authorizing official or Agreements Officer.

Lost, Stolen or Damage of CAP

The contractor will notify the government Program Manager and Agreements Officers of lost or damaged CAP. The performer will establish and maintain proper storing, tagging, and safe keeping of CAP. The Government will rely on the performers established property management systems to manage CAP. The contractor will report any loss or
UNCLASSIFIED

damage of CAP to the government within five business days. The contractor may only be determined as financially liable up to the obligated amount for each CAP line item.

Delivery of CAP

NSP ALINs are identified as CAP are intended to be delivered to the Government upon completion or become no longer needed in the performance of the agreement. Prior to delivery of property, the performer shall utilize the CAP Pre-Screening process within the GFP Module application in PIEE. This CAP Pre-screening process converts CAP into Government Furnished Property (GFP).
ARTICLE XXVII: PERFORMER ACCESS TO AIR FORCE INSTALLATIONS

The performer shall obtain base identification and vehicle passes, if required, for all performer personnel who make frequent visits to or perform work on the Air Force installation(s) cited in the contract. Performer personnel are required to wear or prominently display installation identification badges or performer-furnished, performer identification badges while visiting or performing work on the installation.

The performer shall submit a written request on company letterhead to the agreements officer listing the following: agreement number, period of performance, location of work site, start and stop dates, and names of employees and subcontractor employees needing access to the base. The letter will also specify the individual(s) authorized to sign for a request for base identification credentials or vehicle passes. The agreements officer will endorse the request and forward it to the issuing base pass and registration office or Security Forces for processing. When reporting to the registration office, the authorized performer individual(s) should provide a valid driver s license, current vehicle registration, and valid vehicle insurance certificate to obtain a vehicle pass.

During performance of the agreement, the performer shall be responsible for obtaining required identification for newly assigned personnel (following the above procedure) and for prompt return of credentials and vehicle passes for any employee who no longer requires access to the work site.

When work under this agreement requires unescorted entry to controlled or restricted areas, the contractor shall comply with: DODMAN5200.02_AFMAN 16-1405, Air Force Personnel Security Program; DoDI 5200.46, Investigative and Adjudicative Guidance for Issuing the Common Access Card (CAC); AFI 36-3026_IP V1, Identification Cards for Members of the Uniformed Services, Their Eligible Family Members, and Other Eligible Personnel; AFI 36-3026 V2, Common Access Card (CAC); and AFLCMC/WLO Policy.

Upon completion or termination of the agreement or expiration of the identification passes, the performer shall ensure that all base identification passes issued to employees and subcontractor employees are returned to the issuing office.

Issuance/retrieval of Common Access Card(s) (CACs) will be IAW DoDI 5200.46, DoD Investigative and Adjudicative Guidance for Issuing the CAC; AFI 36-3026_IP V1, Identification Cards for Members of the Uniformed Services, Their Eligible Family Members, and Other Eligible Personnel; and AFLCMC/WLO policy. CACs are not transferable to another contract and shall be returned IAW Article XXV, Personal
UNCLASSIFIED

Identity Verification of Performer Personnel and Article XXVI, Performer Access to Air Force Installations.

ARTICLE XXVIII: PERSONAL IDENTITY VERIFICATION OF PERFORMER PERSONNEL
The Performer shall comply with agency personal identity verification procedures identified in the agreement that implement Homeland Security Presidential Directive-12 (HSPD-12), Office of Management and Budget (OMB) guidance M-05-24 and Federal Information Processing Standards Publication (FIPS PUB) Number 201.
The Performer shall account for all forms of Government-provided identification issued to the Contractor employees in connection with performance under this contract. The Contractor shall return such identification to the issuing agency at the earliest of any of the following, unless otherwise determined by the Government:
(1)         When no longer needed for contract performance.
(2)         Upon completion of the Contractor employee’s employment.
(3)         Upon contract completion or termination.
The Contracting Officer may delay final payment under a contract if the Contractor fails to comply with these requirements.
The Contractor shall insert the substance of this clause, including this paragraph (d), in all subcontracts when the subcontractor’s employees are required to have routine physical access to a Federally-controlled facility and/or routine access to a Federally-controlled information system. It shall be the responsibility of the prime Contractor to return such identification to the issuing agency in accordance with the terms set forth in paragraph (b) of this section, unless otherwise approved in writing by the Contracting Officer.

UNCLASSIFIED

ATTACHMENT 1: STATEMENT OF WORK
Dated 26 January 2022
I.Background
Joby Aero Inc. (Joby) is developing an all-electric, piloted airplane which is capable of both conventional and vertical takeoff and landing (eVTOL) using simplified piloting techniques. This includes the development of core technologies, the integration of these technologies into a reliable aircraft and the implementation of these new flight capabilities including flight training and operational readiness. Joby is developing and maturing a range of core technologies which are required to enable all-electric conventional and vertical flight using simplified piloting techniques. These include an electric flight powertrain (flight capable batteries, motors, high-power electronics), high reliability electronic controllers, flight critical software, quiet and safe propeller technology and a range of new aerodynamic solutions enabled by electrification. Rapidly maturing these capabilities to demonstrate increased reliability and performance is key to the next era of electrified flight.
The Joby S4 is designed for civilian passenger operations and has a maximum takeoff weight (MTOW) of [*****]. It is a multi-motor, tilt-rotor aircraft driven by custom electric motors, inverters, and energy storage systems. The expected maximum speed of the production aircraft is 200 mph with a range of 150 miles on a single charge. This initial go-to market Minimal Viable Product (MVP) will be piloted utilizing Simplified Vehicle Operating (SVO) principles. These baseline capabilities are achievable with the current Gen 2 prototype, in manned and remote piloted configurations. As the S4’s system capabilities develop, Joby will document progress and conduct disciplined testing as appropriate, in coordination with Air Force personnel.
The integration of a whole range of new technologies into an airframe to prove out performance and reliability capabilities is critical to assuring leadership in the new era of electric aviation. Joby has matured eVTOL technologies from unmanned, 1.0, to optionally manned 2.0. Through development and maturation of these 2.0 vehicles Joby will refine core technologies and integrate them into a 2.1 vehicle which can satisfy requirements for civil aircraft certification and commercial introduction. At the same time, Joby will work with DoD airworthiness teams to impart new technological lessons learned so the state of DoD airworthiness can be evolved along with the capabilities of the vehicle. The design of the Joby 2.1 vehicle is intended to fit well into the existing airspace while introducing a range of new capabilities which do not exist today. [*****].
[*****].
UNCLASSIFIED

Through the current SBIR period of performance with the additional options executed, Joby anticipates evolution of the capabilities of eVTOL from early optionally piloted prototypes to mature manned capable prototypes with ever increasing reliability and readiness. Moving from the early days of these technologies to a later stage will identify new benefits to be employed and opportunities for further development all while assuring technological leadership.
II.Objectives
In accordance with the long-term goals of SBIR Phase II agreement “FA8002-20-9-0143” and Agility Prime Program objectives the USAF intends to further the Joby SBIR program into a Phase three to include additional objectives to the continued maturation of the S4 as a manned, operationally useful aircraft for military use. These additional objectives include -
●[*****]
●[*****]
●[*****]
●[*****]

In-Kind support provided by USG
●[*****]
III.Deliverables
1.1 Aircraft Flight Test Data and Reliability Report
Joby shall complete unmanned and manned flight testing to develop the company’s eVTOL technology to inform and support both civil and military applications and airworthiness acceptance. Joby will provide insight into unique issues related to [*****].
Joby may allow USAF selected personnel to [*****]. Personnel selected must be agreed to, by both parties, and screened for qualities and experience that will ensure a successful fit with the Joby Flight Test team. These personnel may be included in [*****].
Joby shall deliver a summary of flight test data on airframes [*****], covering the hours flown [*****]. Joby will facilitate transfer of select quantities of [*****] by request (specific parameters identified by the Government) for specific test events. All engineering data exchanges shall adhere to Joby’s information protection standards and protocol.
1.2 [*****] Flights
Joby shall deliver [*****] airframe, test infrastructure, personnel, and support for [*****] at an agreed upon location and time to complete [*****]. These flights shall be flown by [*****].
UNCLASSIFIED

Each test event shall be completed consecutively and Joby shall deliver a summary of [*****] IAW the attached and mutually agreed upon [*****]. Lead time for planning and approval of test plan should be no less than 60 days.
2.1 [*****] Facility, Access, and Basic Principles Training Support
To assist with [*****], Joby shall deliver a [*****] necessary for the individual circumstances of each visit. [*****].
2.2 [*****] Access and Basic Principles Training Support
[*****], Joby shall deliver a [*****] necessary for the individual circumstances of each visit. [*****].
3.1 [*****] Working Group
Joby shall deliver [*****]. This support may consist of Joby engineers, instructors, and pilots sitting in on working group meetings to discuss findings and experimentation design as well as providing key information around the S4 design as it relates to [*****].
3.2 [*****]

Joby shall deliver progressive and exploratory [*****]. [*****]. Each deliverable shall be a report of [*****]. [*****] shall be mutually vetted and agreed to by both parties and will remain the same for [*****].
3.3 [*****]

Joby shall deliver progressive and exploratory [*****]. Each deliverable shall be a report of [*****].

3.4 [*****]

Joby shall deliver limited, progressive, and exploratory [*****]. Each deliverable shall be a report of [*****]. This deliverable is intended for the [*****] aircraft only and is subject to vehicle production and maturation.

4.1 Preliminary [*****] Analysis Report
Joby shall deliver a Preliminary [*****] Analysis report that identifies and evaluates [*****]. The report shall cover [*****] that apply to all [*****]. The report can be delivered in report or presentation format.
4.2 Final Report
Joby shall deliver a Final Report of which the initial draft is due 30 days prior. The final report’s first page will be a single-page summary identifying the work’s purpose, providing a brief description of effort accomplished, and listing potential results and applications. A Public Summary Section shall be included and may be published by DoD and, therefore, will not contain proprietary information. The final report shall also detail project objectives met, work completed, results obtained, and technical feasibility estimates. This report shall be in Microsoft Word or PDF format.
4.3 SBIR Phase 3 Summary Report
UNCLASSIFIED

Joby shall deliver a Phase Three Summary Report for a year of effort, it will be delivered via email to the Government Program Manager and Agreements Officer. The phase three summary report shall include a technology description and anticipated applications/benefits for Government and/or private sector use. This report shall be in Microsoft Word or PDF format.
5 Research & Development (R&D) Deliverables
Joby shall deliver R&D Deliverables in accordance with the SOW, Attachment 5, and Article V.
6 Beddown Deliverables
Joby shall deliver the Beddown Deliverables in accordance with the SOW, Attachment 6, and Article V.
IV.Period of Performance
The initial Agreement award provided a [*****] month period of performance and two successive one-year options. The subsequent R&D and Beddown modifications provided a [*****] month period of performance and two successive one-year options. The period of performance is further outlined by ALINs in Article V. All options will be identified as individual ALINs with specific exercise dates and may be exercised as outlined in Article II and III.
V.Place of Performance
This Agreement will be completed at the following locations:
1.[*****]
2.[*****]
3.[*****]
4.[*****]
5.[*****]
6.Locations as defined in Attachment 5 and 6
7.Any approved Governmental or DoD facility, or other approved locations that have been mutually agreed upon with final approval from the Government Agreements Officer

UNCLASSIFIED

ATTACHMENT 2: WIDE AREA WORKFLOW INSTRUCTIONS

Payments will be made by the Defense Finance and Accounting Service office, as indicated below, within thirty (30) calendar days of an accepted invoice in Wide Area Workflow (WAWF). WAWF is a secure web-based system for electronic invoicing, receipt and acceptance.  The WAWF application enables electronic form submission of invoices, government inspection, and acceptance documents in order to support DoD’s goal of moving to a paperless acquisition process.  Authorized DoD users are notified of pending actions by e-mail and are presented with a collection of documents required to process the contracting or financial action.  It uses Public Key Infrastructure (PKI) to electronically bind the digital signature to provide non-reputable proof that the user electronically signed the document with the contents.  Benefits include online access and full spectrum view of document status, minimized re-keying and improving data accuracy, eliminating unmatched disbursements and making all documentation required for payment easily accessible.
The Performer is required to utilize the WAWF system when processing invoices and receiving reports under this Agreement. The Performer shall (i) ensure an Electronic Business Point of Contact is designated within the System for Award Management at http://www.sam.gov and (ii) register to use WAWF on the PIEE site (https://piee.eb.mil/), within ten (10) calendar days after award of this Agreement. Procedures to register are available at https://pieetraining.eb.mil/wbt/xhtml/wbt/portal/overview/vendorRegister.xhtml. The Performer is directed to use the 2-in-1 format when processing invoices. The Performer should deliver a copy of the PM approval of the milestone, as well as a copy of the milestone report, with each invoice. Enter the following information in WAWF:
a.Pay Official DoDAAC: [*****]
b.Issue By DoDAAC: [*****]
c.Admin DoDAAC: [*****]
d.Inspect By DoDAAC: [*****]
e.Ship To Code: [*****]
f.Ship From Code: N/A
g.Make For Code: N/A
h.Service Approver DoDAAC: N/A
i.Service Acceptor DoDAAC: N/A
j.Accept at Other DoDAAC: N/A
k.LPO DoDAAC: N/A
l.DCAA Auditor DoDAAC: N/A
m.The following guidance is provided for invoicing processed under this Agreement through WAWF:
•The PM shall formally inspect the deliverables/milestones. The Agreements Officer or designated alternate within the contracting team will accept the invoice. The PM shall review the deliverable(s)/milestone report(s) and either: 1) provide a written notice of rejection to the Performer which includes feedback regarding deficiencies requiring correction or 2) written notice of acceptance to the AO and members of the contracting team administering this agreement.

•Acceptance within the WAWF system shall be performed by the AO or designated alternate within the contracting team upon receipt of a confirmation email of acceptance from the PM.
•The Performer shall send an email notice to the AO, contracting team administering this agreement, and the PM upon submission of an invoice in WAWF (this can be done from within WAWF).

•Payments shall be made by [*****].

UNCLASSIFIED

•The Performer agrees, when entering invoices entered in WAWF to utilize the agreement line item number (ALIN) and accounting classification reference number (ACRN) associated with each milestone as delineated at Article V, paragraph A.2. The description of the ALIN shall include reference to the associated milestone number along with other necessary descriptive information. The Performer agrees that the Government may reject invoices not submitted in accordance with this provision.

Note for DFAS: The Agreement shall be entered into the DFAS system by ALIN – Milestone association (MS)/ACRN as delineated at Article V, paragraph A.3. The Agreement is to be paid out by ALIN (MS)/ACRN. Payments shall be made using the ALIN (MS)/ACRN association as delineated at Article V, paragraph A.3.

n.    Payee Information: As identified at System of Award Management:
•Cage Code: [*****]
•DUNS: [*****]
•EIN: [*****]

o.Payments shall be made in the amounts set forth in Article V, provided the AOR has verified the completion of the milestones.

UNCLASSIFIED

ATTACHMENT 3: DATA RIGHTS ASSERTIONS

Data Rights Assertion Table
Noncommercial technical data and noncommercial computer software

The contractor asserts for itself, or the persons identified below, that the Government’s right to use, release, or disclose the following noncommercial technical data or noncommercial computer software should be restricted:

SOW Task or Milestone requiring the data deliverable	Noncommercial technical data or noncommercial computer software to be furnished with restrictions 1	Basis for Assertion 2	Asserted Rights Category 3	Name of Person Asserting Restrictions 4
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
UNCLASSIFIED

[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
UNCLASSIFIED

[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel
[*****]	[*****]	[*****]	[*****]	[*****], Deputy General Counsel

If there are no data rights to be asserted, please write "NONE" in column 2, complete the information below:
1. For technical data pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such item, component, or process. For computer software/ software documentation, identify the software or documentation.
2. For technical data, development refers to development of the item, component, or process to which the data pertain. For computer software, development refers to the software. (Developed exclusively at private expense or Developed partially at private expense or None)
3. Asserted rights categories, generally include “government purpose rights,” “SBIR data rights,” “limited rights,” “restricted rights,” or “specially negotiated license rights.”
4. Corporation, individual, or other person as appropriate.
(End of identification and assertion)

UNCLASSIFIED

ATTACHMENT 4: AIRWORTHINESS

1)Airworthiness portion is only required should the government "own, lease, operate, use, design, or modify" the platform in question, per DoD Directive 5030.61.

2)Joby Flight Test Documentation. [*****]

a)Airworthiness Requirements in accordance with Exhibit A (below). [*****].
b)[*****]
c)[*****]
d)[*****]
e)[*****]

3)Designation of Government Flight Representative (GFR). The Government may designate a GFR for purposes of Airworthiness, Flight Testing, and any other form of Ground and Flight Risk under this Agreement.

a)[*****]

For this Agreement, the GFR is:

Primary: [*****]

Alternate: [*****]

UNCLASSIFIED

Exhibit A
Subject: USAF Airworthiness Requirement/Process for Agility Prime based on [*****]
1.Purpose. Define USAF methodology for assessing airworthiness (AW) of, and providing the appropriate AW approval for, COCO Air Systems as tailored for Agility Prime.
2.Process Steps and Definitions. These steps are required to obtain AW approvals and authorization to flight test for a specific aircraft configuration. Changes in configuration might require a re-evaluation.
1.[*****]
2.[*****]
3.[*****]
4.[*****]
5.[*****]
6.[*****]
7.[*****]
8.[*****]
9.[*****]
10.[*****]
11.[*****]

ATTACHMENT 5: RESEARCH & DEVELOPMENT (R&D) DELIVERABLES
[*****]

UNCLASSIFIED

ATTACHMENT 6: BEDDOWN
[*****]

UNCLASSIFIED